EXHIBIT 99
----------

                                                               SEPTEMBER 9, 2002

                                  $452,739,665
                                  (APPROXIMATE)
                                 GSAMP 2002-WMC1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

               APPROXIMATE                         EXPECTED                       ESTIMATED     PRINCIPAL     MOODY'S/S&P
                PRINCIPAL     PRIMARY COLLATERAL    CREDIT      INITIAL PASS-     AVG. LIFE      PAYMENT       EXPECTED
CERTIFICATES     BALANCE            GROUP          SUPPORT     THROUGH RATE (2)   (YRS) (3)   WINDOW (3)(4)     RATINGS
------------   ------------   ------------------   -------     ----------------   ---------   -------------   -----------
A-1            $233,053,000      Group I (1)        19.00%       LIBOR + [ ]%        2.33     10/02 - 10/09     Aaa/AAA
A-2            $137,370,000      Group II (1)       19.00%       LIBOR + [ ]%        2.46     10/02 - 10/09     Aaa/AAA
M-1            $ 34,298,000      Group I & II       11.50%       LIBOR + [ ]%        4.88     01/06 - 10/09     Aa2/AA
M-2            $ 25,153,000      Group I & II        6.00%       LIBOR + [ ]%        4.81     11/05 - 10/09      A2/A
B-1            $ 16,006,000      Group I & II        2.50%       LIBOR + [ ]%        4.77     10/05 - 10/09    Baa2/BBB
B-2            $  6,859,665      Group I & II        1.00%       LIBOR + [ ]%        4.45     10/05 - 10/09    Baa3/BBB-
TOTAL $452,739,665

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2 Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Cleanup Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in October 2032.

SELECTED MORTGAGE POOL DATA
---------------------------

                                                                 GROUP I                         GROUP II
                                                       ---------------------------      ---------------------------
                                                        ADJUSTABLE        FIXED          ADJUSTABLE        FIXED
                                                           RATE           RATE              RATE           RATE         AGGREGATE
                                                       ------------    -----------      ------------    -----------    ------------
SCHEDULED PRINCIPAL BALANCE:                           $244,585,737    $43,134,776      $114,359,156    $55,233,123    $457,312,792
NUMBER OF MORTGAGE LOANS:                                     1,525            725               290            507           3,047
AVERAGE SCHEDULED PRINCIPAL BALANCE:                       $160,384        $59,496          $394,342       $108,941        $150,086
WEIGHTED AVERAGE GROSS COUPON:                                 8.27%         10.13%             8.01%          9.70%           8.55%
WEIGHTED AVERAGE NET COUPON:                                   7.77%          9.62%             7.50%          9.20%           8.04%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                359            261               359            283             340
WEIGHTED AVERAGE SEASONING (MONTHS):                              1              1                 1              1               1
WEIGHTED AVERAGE ORIGINAL FIRST LIEN LTV RATIO:               81.54%         76.48%            81.84%         79.43%          81.19%
WEIGHTED AVERAGE ORIGINAL COMBINED LTV RATIO:                 91.62%         90.42%            90.42%         90.06%          91.02%
WEIGHTED AVERAGE FICO SCORE:                                    636            655               639            646             640
WEIGHTED AVERAGE MONTHS TO ROLL (5):                             23            N/A                23            N/A              23
WEIGHTED AVERAGE GROSS MARGIN (5):                             6.02%           N/A              5.84%           N/A            5.97%
WEIGHTED AVERAGE INITIAL RATE CAP (5):                         1.59%           N/A              1.62%           N/A            1.60%
WEIGHTED AVERAGE PERIODIC RATE CAP (5):                        1.00%           N/A              1.00%           N/A            1.00%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (5):             14.75%           N/A             14.50%           N/A           14.67%

(5) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

FEATURES OF THE TRANSACTION
---------------------------

o Collateral consists of sub-prime fixed rate and adjustable rate, single family, first lien (90.47%) and second lien (9.53%) residential mortgage loans (the "Mortgage Loans") originated by WMC Mortgage Corporation. The Group I Mortgage Loans consist of 92.48% first liens and 7.52% second liens. The Group II Mortgage Loans consist of 87.05% first liens and 12.95% second liens.

o All second lien mortgage loans have their companion first lien mortgage loans included in the collateral pool (i.e. there are no stand-alone second lien mortgage loans).

o     The Mortgage Loans will be serviced by Ocwen Federal Bank F.S.B.
      ("Ocwen").

o Credit support for the Certificates is provided through a senior/subordinated structure. The expected amount of credit support for the Class A Certificates is 19.00% in the form of subordination and overcollateralization.

o The Deal will be modeled on Intex as "GSAMP02WMC1" and on Bloomberg as "GSAMP 02-WMC1."

o The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TIME TABLE
----------

EXPECTED CLOSING DATE:        September 20, 2002

CUT-OFF DATE:                 September 1, 2002

EXPECTED PRICING DATE:        September 13, 2002

FIRST DISTRIBUTION DATE:      October 21, 2002

KEY TERMS
---------

DEPOSITOR:                    GS Mortgage Securities Corp.

SERVICER:                     Ocwen Federal Bank F.S.B.

TRUSTEE:                      Deutsche Bank National Trust Company

SERVICING FEE:                50 bps

TRUSTEE FEE:                  1 bps

DISTRIBUTION DATE:            20th day of the month or the following Business
                              Day

RECORD DATE:                  For any Distribution Date, the last Business Day
                              of the accrual period

DELAY DAYS:                   0 day delay on all Certificates

DAY COUNT:                    Actual/360 basis

INTEREST ACCRUAL:             The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT
ASSUMPTION:                   Adjustable rate mortgage loans: 28% Fixed rate
                              mortgage loans: CPR starting at 10% CPR in month 1 of the life of the loan and increasing to 25% CPR in month 12 of the life of the loan (a 1.364% increase per month), and remaining at 25% CPR thereafter

MORTGAGE LOANS:               The Trust will consist of two groups consisting of
                              sub-prime fixed and adjustable rate, single family, first lien (90.47%) and second lien
                              (9.53%), residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $287,720,513 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:      Approximately $169,592,279 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

SERVICER ADVANCING:           Yes as to principal and interest, subject to
                              recoverability

COMPENSATING INTEREST:        Yes, up to one-half of the servicing fee for the
                              related interest accrual period

OPTIONAL CALL:                The Certificates will have a 10% optional
                              termination provision.

RATING AGENCIES:              Moody's Investors Service, Inc. and Standard &
                              Poor's Ratings Group

MINIMUM DENOMINATION:         Class A-1 and Class A-2 Certificates (together,
                              the "Class A Certificates") - $25,000 Class M-1,
                              Class M-2, Class B-1 and Class B-2 Certificates -
                              $250,000

LEGAL INVESTMENT:             It is anticipated that the Class A-1 and the Class
                              A-2 Certificates will not be SMMEA eligible.

ERISA ELIGIBLE:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

TAX TREATMENT:                All Offered Certificates represent REMIC regular
                              interests and interests in certain basis risk interest carryover payments, each of which will be treated as a cap contract.

PROSPECTUS:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the later of three years and the date when the Credit Enhancement Percentage of the Class A Certificates is greater than or equal to 38.00% (or earlier to the extent that the Class A Certificates have been paid in full). After such date, as long as no Trigger Event has occurred, the bonds will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 1.00% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2005; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.00%.

CLASS              INITIAL SUBORDINATION PERCENTAGE    STEP-DOWN DATE PERCENTAGE
-----              --------------------------------    -------------------------
 A                              19.00%                          38.00%
M-1                             11.50%                          23.00%
M-2                              6.00%                          12.00%
B-1                              2.50%                           5.00%
B-2                              1.00%                           2.00%

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's senior enhancement percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

STEP-UP COUPONS. For all Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, B-1 and B-2 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any Group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other Group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

(ii)  to the Class M-1 Certificates, its Accrued Certificate Interest,

(iii) to the Class M-2 Certificates, its Accrued Certificate Interest,

(iv)  to the Class B-1 Certificates, its Accrued Certificate Interest, and

(v)   to the Class B-2 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

(iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

(iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero, and

(v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)    to the Class M-1 Certificates, the unpaid interest shortfall amount,

(ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount,

(iii)  to the Class M-2 Certificates, the unpaid interest shortfall amount,

(iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount,

(v)    to the Class B-1 Certificates, the unpaid interest shortfall amount,

(vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount,

(vii)  to the Class B-2 Certificates, the unpaid interest shortfall amount,

(viii) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount,

(ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

(x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fee and the trustee fee.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

(i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

(ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

(iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                       $457,312,792
Number of Mortgage Loans:                                                 3,047
Average Scheduled Principal Balance:                                   $150,086
Weighted Average Gross Coupon:                                             8.55%
Weighted Average Net Coupon:                                               8.04%
Weighted Average Stated Remaining Term (months):                            340
Weighted Average Seasoning (months):                                          1
Weighted Average Original First Lien LTV Ratio:                           81.19%
Weighted Average Original Combined LTV Ratio:                             91.02%
Weighted Average FICO Score:                                                640
Weighted Average Months to Roll*:                                            23
Weighted Average Gross Margin*:                                            5.97%
Weighted Average Initial Rate Cap*:                                        1.60%
Weighted Average Periodic Rate Cap*:                                       1.00%
Weighted Average Gross Maximum Lifetime Rate*:                            14.67%

* Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                          DISTRIBUTION BY CURRENT RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT RATE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
5.50- 5.99%                       10     $1,808,459.08     0.40%      5.990%        724   $180,846      99.78%   100.00%     95.53%
6.00- 6.49%                       18      4,174,380.62     0.91       6.403         699    231,910      91.42     69.78      92.46
6.50- 6.99%                      210     50,982,549.16    11.15       6.832         666    242,774      93.41     62.75      98.35
7.00- 7.49%                      193     42,514,650.94     9.30       7.236         656    220,283      91.58     53.67      95.77
7.50- 7.99%                      550    118,791,431.09    25.98       7.748         654    215,984      90.96     37.45      95.08
8.00- 8.49%                      208     38,506,909.34     8.42       8.230         638    185,129      91.37     32.13      93.05
8.50- 8.99%                      498     83,511,785.40    18.26       8.739         622    167,694      88.54     39.82      95.99
9.00- 9.49%                      135     21,797,451.92     4.77       9.228         616    161,463      88.68     43.61      92.70
9.50- 9.99%                      259     35,360,600.57     7.73       9.742         599    136,527      88.00     55.78      92.17
10.00-10.49%                      77      7,843,708.45     1.72      10.206         586    101,866      88.85     67.54      91.73
10.50-10.99%                     173     14,367,308.64     3.14      10.738         600     83,048      89.73     55.39      90.80
11.00-11.49%                      49      3,518,072.09     0.77      11.207         596     71,797      90.61     43.40      98.37
11.50-11.99%                     260     14,738,991.37     3.22      11.833         639     56,688      96.72     49.26      97.51
12.00-12.49%                      75      4,220,760.54     0.92      12.175         656     56,277      96.82     24.12      99.53
12.50-12.99%                     106      5,041,799.00     1.10      12.811         689     47,564      99.20     14.18      99.68
13.00-13.49%                      33      1,385,590.44     0.30      13.330         676     41,988      97.35     12.57      93.72
13.50-13.99%                     164      7,112,964.63     1.56      13.903         648     43,372      99.34     20.95     100.00
14.00-14.49%                      14        765,755.67     0.17      14.293         646     54,697      99.49     10.49     100.00
14.50-14.99%                      15        869,623.52     0.19      14.896         653     57,975     100.00     20.95     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%    44.74%     95.24%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY PERIODIC CAP

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
PERIODIC CAP                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
1.00%                          1,815   $358,944,893.62    78.49%      8.188%        637   $197,766      91.24%   44.85%      95.38%
N/A                            1,232     98,367,898.85    21.51       9.887         650     79,844      90.22    44.30       94.71
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
MONTHS TO RATE RESET         LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0-12                               3     $1,082,982.50     0.24%      8.805%        671   $360,994      90.00%   17.78%     100.00%
13-24                          1,693    333,280,327.85    72.88       8.211         636    196,858      91.22    44.31       95.13
25-36                            119     24,581,583.27     5.38       7.851         642    206,568      91.57    53.49       98.55
N/A                            1,232     98,367,898.85    21.51       9.887         650     79,844      90.22    44.30       94.71
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047    457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
GROSS MAXIMUM               MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LIFETIME RATE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
9.00-11.99%                        3       $622,158.46     0.14%      7.101%        661   $224,291     100.00%    59.67%    100.00%
12.00-12.49%                      11      1,923,734.78     0.42       6.021         721    174,885      99.79    100.00      95.79
12.50-12.99%                      23      5,563,642.71     1.22       6.611         692    241,898      92.63     59.67      94.34
13.00-13.49%                     203     49,284,501.60    10.78       6.854         665    242,781      93.71     62.41      98.29
13.50-13.99%                     161     35,167,561.98     7.69       7.255         654    218,432      92.63     53.80      95.74
14.00-14.49%                     435     97,429,115.76    21.30       7.755         656    223,975      92.83     36.05      95.50
14.50-14.99%                     171     32,318,950.43     7.07       8.237         640    189,000      92.05     27.78      93.42
15.00-15.49%                     364     69,815,618.46    15.27       8.745         618    191,801      89.04     36.47      95.89
15.50% & Above                   443     66,564,733.56    14.56       9.895         591    150,259      87.84     53.92      93.29
N/A                            1,233     98,622,774.73    21.57       9.886         650     79,986      90.21     44.44      94.73
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%    44.74%     95.24%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY GROSS MARGIN

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
GROSS MARGIN                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
1.00- 5.99%                      845   $183,969,880.05    40.23%      7.699%        655   $217,716      92.57%   44.62%      96.06%
6.00- 6.49%                      399     79,350,129.95    17.35       8.208         635    198,873      91.80    41.91       95.56
6.50- 6.99%                      239     44,656,996.67     9.77       8.672         618    186,849      88.70    39.35       93.40
7.00- 7.49%                      110     17,732,312.44     3.88       9.244         597    161,203      87.56    47.02       93.29
7.50- 7.99%                      100     15,398,979.87     3.37       9.337         595    153,990      87.72    61.38       94.60
8.00-10.49%                      121     17,581,718.76     3.84       9.890         581    145,303      88.10    57.17       95.21
N/A                            1,233     98,622,774.73    21.57       9.886         650     79,986      90.21    44.44       94.73
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
AMORTIZATION TYPE            LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
6-Month LIBOR                      3     $1,082,982.50     0.24%      8.805%        671   $360,994      90.00%   17.78%     100.00%
2/28 ARM                       1,692    333,161,383.36    72.85       8.210         636    196,904      91.22    44.29       95.13
3/27 ARM                         120     24,700,527.76     5.40       7.861         641    205,838      91.54    53.71       98.56
Fixed-Rate                     1,232     98,367,898.85    21.51       9.887         650     79,844      90.22    44.30       94.71
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                            DISTRIBUTION BY ZIP CODES

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ZIP CODES                    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
94080                             13     $3,152,438.32     0.69%      7.262%        698   $242,495      94.41%   85.61%     100.00%
91364                              8      2,941,773.09     0.64       8.272         636    367,722      86.31    27.58       83.02
91344                             19      2,809,490.11     0.61       8.435         660    147,868      94.50    65.27      100.00
93030                             15      2,284,466.38     0.50       8.668         641    152,298      94.70    31.20      100.00
91304                             14      2,278,171.95     0.50       7.841         625    162,727      88.56    52.13      100.00
93033                             16      2,261,561.51     0.49       8.443         676    141,348      96.83     9.89       89.23
90045                              8      2,252,882.89     0.49       8.482         614    281,610      91.90    38.86      100.00
95132                              8      2,120,074.56     0.46       8.259         671    265,009      96.98    87.04      100.00
93063                             13      2,095,206.73     0.46       8.299         691    161,170      92.54     0.00      100.00
91342                             16      2,068,977.24     0.45       8.770         654    129,311      94.50    32.06      100.00
All Others                     2,917    433,047,749.69    94.69       8.571         639    148,457      90.91    44.74       95.14
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                              DISTRIBUTION BY STATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
STATE                        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
California                     1,521   $269,581,478.87    58.95%      8.309%        650   $177,240      92.13%   43.40%      95.44%
Arizona                          190     19,658,404.50     4.30       8.807         633    103,465      92.28    42.97       95.73
Florida                          133     16,724,304.15     3.66       9.344         620    125,747      89.37    43.70       92.82
New York                          84     14,621,601.65     3.20       8.551         621    174,067      79.92    43.13       96.75
Virginia                          83     11,519,985.47     2.52       8.745         622    138,795      90.95    48.83       95.07
Texas                            117     11,350,794.41     2.48       8.866         648     97,015      92.92    44.54       99.21
Pennsylvania                     106     11,303,088.33     2.47       9.146         614    106,633      89.33    44.28       95.98
Colorado                          68      9,939,596.88     2.17       8.723         642    146,171      92.83    28.95       93.31
Massachusetts                     53      9,740,671.08     2.13       8.678         605    183,786      80.50    56.83       94.35
Illinois                          60      8,751,364.42     1.91       9.035         629    145,856      89.86    47.46       94.26
All Others                       632     74,121,502.71    16.21       8.933         623    117,281      90.46    50.27       94.40
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL FIRST LIEN LTV      LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                      11     $1,037,544.81     0.23%      8.411%        596    $94,322      30.09%   55.23%      82.66%
40 - 49.99%                       15      2,312,247.20     0.51       7.984         608    154,150      46.15    30.45       98.27
50 - 59.99%                       36      6,241,336.67     1.36       8.053         617    173,370      55.78    41.74       87.56
60 - 69.99%                       67     13,111,359.67     2.87       8.429         593    195,692      64.99    36.62       91.24
70 - 79.99%                      245     49,426,761.09    10.81       8.319         613    201,742      74.62    32.66       90.33
80 - 84.99%                    1,116    219,674,837.17    48.04       7.805         657    196,841      80.10    41.67       97.39
85 - 89.99%                      224     39,785,868.16     8.70       8.940         593    177,615      85.40    59.31       92.48
90 - 94.99%                      269     51,564,476.72    11.28       8.792         620    191,690      90.20    56.30       90.53
95 - 100.00%                     173     30,575,886.76     6.69       8.740         641    176,739      95.48    61.62       97.21
Second Lien                      891     43,582,474.22     9.53      11.970         669     48,914        N/A    38.43       99.05
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                      DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL COMBINED LTV        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                      10       $937,608.58     0.21%      8.428%        596    $93,761      29.99%   61.12%      80.82%
40 - 49.99%                       15      2,312,247.20     0.51       7.984         608    154,150      46.08    30.45       98.27
50 - 59.99%                       34      5,567,443.73     1.22       8.103         607    163,748      55.68    41.14       91.71
60 - 69.99%                       74     14,154,454.48     3.10       8.442         591    191,276      65.42    34.56       90.24
70 - 79.99%                      190     35,958,208.50     7.86       8.387         597    189,254      74.67    39.49       89.06
80 - 84.99%                      230     46,114,763.54    10.08       8.168         613    200,499      80.67    42.20       91.38
85 - 89.99%                      220     40,465,142.20     8.85       8.888         596    183,932      85.69    56.60       92.61
90 - 94.99%                      292     56,243,542.39    12.30       8.719         627    192,615      90.39    51.41       89.74
95 - 100.00%                   1,982    255,559,381.85    55.88       8.579         664    128,940      98.99    43.29       98.81
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY DOCUMENTATION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
DOCUMENTATION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Full Doc                       1,423   $204,581,305.79    44.74%      8.409%        626   $143,768      91.19%   100.00%     96.47%
Streamlined                      801    115,225,626.23    25.20       8.776         671    143,852      95.64      0.00      97.88
Stated Doc                       450     73,727,250.54    16.12       8.597         642    163,838      83.92      0.00      91.24
Limited Doc                      214     33,249,178.82     7.27       8.614         630    155,370      91.20      0.00      94.39
Alt Doc                          153     30,073,889.54     6.58       8.496         622    196,561      89.30      0.00      87.35
N/A                                6        455,541.55     0.10       9.458         599     75,924      96.24      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%    44.74%     95.24%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
OCCUPANCY STATUS             LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Owner Occupied                 2,891   $435,523,135.13    95.24%      8.551%        638   $150,648      91.42%   45.32%     100.00%
Investment                       121     16,684,619.57     3.65       8.725         658    137,889      80.86    31.94        0.00
Second Home                       35      5,105,037.77     1.12       8.203         684    145,858      89.98    37.00        0.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
PROPERTY TYPE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Single Family                  2,170   $322,949,565.28    70.62%      8.572%        636   $148,825      90.93%   44.77%      96.35%
PUD                              395     63,165,167.72    13.81       8.558         644    159,912      93.81    44.78       95.82
Condo                            322     40,596,154.17     8.88       8.386         657    126,075      92.96    48.43       94.48
2-4 Family                       155     30,183,529.81     6.60       8.560         648    194,732      83.60    39.02       83.07
Man. Housing                       4        390,082.73     0.09       9.321         577     97,521      82.13    66.61      100.00
N/A                                1         28,292.76     0.01      12.500         757     28,293     100.00     0.00      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LOAN PURPOSE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Purchase                       1,978   $276,502,837.31    60.46%      8.584%        658   $139,789      95.67%   41.58%      95.27%
Cash out Refi                    899    153,769,456.94    33.62       8.489         612    171,045      83.80    49.35       95.03
Rate/Term Refi                   170     27,040,498.22     5.91       8.607         611    159,062      84.54    50.80       96.10
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY CREDIT SCORE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CREDIT SCORE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
500 - 519                         67    $10,218,176.88     2.23%      9.467%        510   $152,510      77.16%   66.83%      97.55%
520 - 539                        104     16,560,561.82     3.62       9.644         529    159,236      81.00    73.71      100.00
540 - 559                        121     18,930,810.94     4.14       9.178         550    156,453      79.45    65.92       98.15
560 - 579                        137     23,328,621.84     5.10       8.917         570    170,282      80.31    63.42       96.62
580 - 599                        182     34,155,520.15     7.47       8.790         590    187,668      85.88    57.42       98.43
600 - 619                        311     49,139,927.53    10.75       8.587         609    158,006      89.61    55.16       96.16
620 - 639                        508     69,726,450.61    15.25       8.482         630    137,257      92.43    45.19       96.42
640 - 659                        549     77,563,961.55    16.96       8.426         650    141,282      94.25    36.88       94.65
660 - 679                        364     53,736,141.75    11.75       8.399         669    147,627      94.62    29.57       95.84
680 - 699                        226     35,039,719.13     7.66       8.302         689    155,043      94.03    28.87       90.33
700 - 719                        196     27,536,205.54     6.02       8.444         708    140,491      96.28    32.42       89.25
720 - 739                        119     17,658,202.09     3.86       7.866         729    148,388      95.15    36.11       91.16
740 - 759                        107     15,788,212.34     3.45       8.110         749    147,553      97.63    49.87       95.02
760 - 779                         29      4,215,344.68     0.92       8.107         771    145,357      96.86    22.56       96.87
780 - 799                         19      2,904,116.97     0.64       8.043         783    152,848      98.36    31.16       95.65
800 - 819                          6        630,119.78     0.14       8.070         806    105,020     100.00    62.73       77.73
N/A                                2        180,698.87     0.04      10.716         N/A     90,349      87.17     0.00      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
REMAINING MONTHS            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
TO MATURITY                  LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0 - 180                          917    $46,360,096.92    10.14%     11.735%        666    $50,556      97.59%   39.15%      98.97%
181 - 240                          4        496,252.84     0.11       8.193         639    124,063      83.61    34.61      100.00
241 - 360                      2,126    410,456,442.71    89.75       8.195         637    193,065      90.29    45.38       94.81
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT PRINCIPAL BALANCE    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
$0 - $50,000                     595    $19,806,945.53     4.33%     11.788%        655    $33,289      97.31%   43.56%      95.48%
$50,001 - $100,000               716     52,390,960.81    11.46      10.070         641     73,172      92.62    52.47       92.93
$100,001 - $150,000              519     65,181,167.49    14.25       8.749         632    125,590      90.61    48.51       94.68
$150,001 - $200,000              406     70,910,878.95    15.51       8.275         629    174,657      90.25    47.45       95.04
$200,001 - $250,000              304     68,146,623.82    14.90       8.064         643    224,167      91.63    43.07       96.08
$250,001 - $275,000              100     26,116,489.26     5.71       8.076         643    261,165      91.19    41.04       97.02
$275,001 - $350,000              191     59,143,508.77    12.93       8.026         642    309,652      90.25    46.67       94.72
$350,001 - $450,000              138     53,913,561.29    11.79       7.978         647    390,678      91.14    43.35       97.00
$450,001 - $550,000               51     25,245,167.09     5.52       7.974         645    495,003      89.27    29.26       92.02
$550,001 - $650,000               21     12,438,476.78     2.72       7.818         641    592,308      86.25    27.41      100.00
$650,001 - $750,000                6      4,019,012.68     0.88       7.369         620    669,835      83.28    33.78      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY LIEN POSITION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LIEN POSITION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
First                          2,156   $413,730,318.25    90.47%      8.194%        637   $191,897      90.16%   45.40%      94.83%
Second                           891     43,582,474.22     9.53      11.970         669     48,914      99.21    38.43       99.05
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          3,047   $457,312,792.47   100.00%      8.553%        640   $150,086      91.02%   44.74%      95.24%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                       $244,585,737
Number of Mortgage Loans:                                                 1,525
Average Scheduled Principal Balance:                                   $160,384
Weighted Average Gross Coupon:                                             8.27%
Weighted Average Net Coupon:                                               7.77%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning (months):                                          1
Weighted Average Original First Lien LTV Ratio:                           81.54%
Weighted Average Original Combined LTV Ratio:                             91.62%
Weighted Average FICO Score:                                                636
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                             6.02%
Weighted Average Initial Rate Cap:                                         1.59%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             14.75%

                          DISTRIBUTION BY CURRENT RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT RATE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
5.50- 5.99%                        9     $1,489,577.45     0.61%      5.990%        743   $165,509      99.73%   100.00%     94.57%
6.00- 6.49%                       15      2,844,170.18     1.16       6.390         701    189,611      93.88     91.34     100.00
6.50- 6.99%                      155     29,052,166.12    11.88       6.818         668    187,433      95.64     62.55      97.10
7.00- 7.49%                      129     23,289,499.88     9.52       7.243         657    180,539      94.22     55.24      96.05
7.50- 7.99%                      356     63,381,412.45    25.91       7.753         659    178,038      93.71     38.62      95.07
8.00- 8.49%                      144     21,588,682.02     8.83       8.217         639    149,921      92.74     29.82      94.15
8.50- 8.99%                      318     50,409,954.71    20.61       8.735         621    158,522      88.76     40.31      94.99
9.00- 9.49%                       95     14,126,078.02     5.78       9.247         602    148,696      89.66     47.83      94.40
9.50- 9.99%                      158     21,847,225.69     8.93       9.740         588    138,274      87.08     60.55      90.46
10.00-10.49%                      45      5,049,911.64     2.06      10.194         568    112,220      86.67     70.79      93.69
10.50-10.99%                      71      8,027,486.72     3.28      10.702         577    113,063      86.44     54.75      86.31
11.00-11.49%                      14      1,896,602.73     0.78      11.200         548    135,472      85.15     50.84     100.00
11.50-11.99%                      15      1,531,982.95     0.63      11.729         572    102,132      89.95     61.92      85.13
12.00-12.49%                       1         50,986.58     0.02      12.375         537     50,987      95.00    100.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
MONTHS TO RATE RESET         LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0-12                               1       $192,502.74     0.08%      9.375%        658   $192,503      90.00%   100.00%    100.00%
13-24                          1,428    229,090,922.31    93.66       8.285         635    160,428      91.55     47.27      94.36
25-36                             96     15,302,312.09     6.26       8.085         639    159,399      92.67     50.91      97.67
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
GROSS MAXIMUM               MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LIFETIME RATE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
9.00-11.99%                        3       $622,158.46     0.25%      7.101%        661   $224,291     100.00%    59.67%    100.00%
12.00-12.49%                      10      1,604,853.15     0.66       6.027         737    160,485      99.75    100.00      94.96
12.50-12.99%                      19      3,698,671.84     1.51       6.620         690    194,667      93.89     81.25     100.00
13.00-13.49%                     154     28,865,101.05    11.80       6.835         668    187,436      95.79     62.83      97.08
13.50-13.99%                     131     23,358,572.48     9.55       7.267         657    178,310      93.88     54.03      95.29
14.00-14.49%                     353     62,865,321.23    25.70       7.760         659    178,089      93.84     38.50      95.31
14.50-14.99%                     143     21,347,372.43     8.73       8.234         638    149,282      92.12     30.56      93.84
15.00-15.49%                     314     49,817,868.84    20.37       8.734         621    158,656      88.76     39.99      94.93
15.50% & Above                   397     52,150,941.78    21.32       9.910         587    131,363      87.68     56.83      91.43
N/A                                1        254,875.88     0.10       9.550         559    254,876      85.00    100.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY GROSS MARGIN

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
GROSS MARGIN                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
1.00- 5.99%                      689   $119,345,786.63    48.80%      7.756%        657   $173,216      93.54%    46.44%     95.39%
6.00- 6.49%                      333     53,900,698.78    22.04       8.191         632    161,864      91.74     44.31      94.04
6.50- 6.99%                      208     32,452,305.18    13.27       8.766         617    156,021      89.04     43.37      93.70
7.00- 7.49%                       98     13,018,560.72     5.32       9.356         599    132,842      87.30     46.49      90.86
7.50- 7.99%                       92     12,570,262.14     5.14       9.358         593    136,633      87.53     62.39      93.38
8.00-10.49%                      104     13,043,247.81     5.33       9.973         580    125,416      88.31     67.00      96.20
N/A                                1        254,875.88     0.10       9.550         559    254,876      85.00    100.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
AMORTIZATION TYPE            LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
6-Month LIBOR                      1       $192,502.74     0.08%      9.375%        658   $192,503      90.00%   100.00%    100.00%
2/28 ARM                       1,427    228,971,977.82    93.62       8.285         636    160,457      91.56     47.24      94.36
3/27 ARM                          97     15,421,256.58     6.31       8.098         638    158,982      92.61     51.29      97.69
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                            DISTRIBUTION BY ZIP CODES

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ZIP CODES                    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
91344                              9     $1,937,602.13     0.79%      8.137%        649   $215,289      92.14%   66.38%     100.00%
93033                              9      1,888,314.92     0.77       7.589         675    209,813      96.21    11.84       87.10
91335                              9      1,718,129.65     0.70       7.698         697    190,903      94.07    42.58      100.00
93030                              8      1,666,213.78     0.68       8.194         637    208,277      92.73    42.77      100.00
93065                              7      1,478,003.13     0.60       7.873         645    211,143      92.36    29.11       76.03
91304                              7      1,455,455.70     0.60       7.675         633    207,922      90.99    57.02      100.00
91342                              8      1,454,086.88     0.59       8.182         644    181,761      94.81    42.07      100.00
91331                              8      1,226,450.80     0.50       8.189         651    153,306      95.96    74.92      100.00
91977                              6      1,204,836.45     0.49       9.116         669    200,806      87.44    11.79       57.34
93063                              6      1,202,199.95     0.49       8.066         700    200,367      93.11     0.00      100.00
All Others                     1,448    229,354,443.75    93.77       8.289         634    158,394      91.52    48.13       94.69
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                              DISTRIBUTION BY STATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
STATE                        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
California                       662   $130,541,607.91    53.37%      7.883%        650   $197,193      92.79%   44.81%      94.26%
Arizona                          110     13,806,650.96     5.64       8.466         628    125,515      92.84    45.69      100.00
Florida                           70      9,337,273.73     3.82       9.259         612    133,390      90.44    46.22       91.85
New York                          40      7,164,994.75     2.93       8.704         619    179,125      79.42    36.26       94.05
Virginia                          45      6,950,573.83     2.84       8.422         609    154,457      91.83    59.50       95.18
Illinois                          44      6,860,010.38     2.80       8.993         621    155,909      90.52    52.13       92.68
Pennsylvania                      63      6,770,975.74     2.77       9.003         600    107,476      88.55    53.50       97.68
Colorado                          38      6,756,853.72     2.76       8.238         640    177,812      93.08    28.88       90.84
Texas                             55      5,998,154.63     2.45       8.605         640    109,057      95.90    49.92      100.00
Michigan                          52      5,560,852.97     2.27       9.035         627    106,939      91.40    70.29       90.11
All Others                       346     44,837,788.52    18.33       8.701         615    129,589      89.88    54.36       94.57
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL FIRST LIEN LTV      LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                       7        $71,071.02     0.23%      8.721%        574    $81,582      28.96%   73.76%      68.50%
40 - 49.99%                        8      1,058,128.23     0.43       8.177         616    132,266      44.38    14.17      100.00
50 - 59.99%                       20      3,337,397.84     1.36       8.145         607    166,870      56.76    24.45       92.25
60 - 69.99%                       38      5,981,553.23     2.45       8.487         583    157,409      64.16    36.78       84.68
70 - 79.99%                      139     20,186,051.32     8.25       8.601         596    145,223      74.39    39.38       85.70
80 - 84.99%                      854    141,403,096.95    57.81       7.865         655    165,577      80.08    43.02       97.72
85 - 89.99%                      158     25,353,755.57    10.37       9.119         592    160,467      85.47    59.56       91.34
90 - 94.99%                      178     27,982,322.99    11.44       8.948         620    157,204      90.20    58.64       89.81
95 -100.00%                      123     18,712,359.99     7.65       8.801         639    152,133      95.65    66.26       95.90
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                      DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL COMBINED LTV        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                       6       $471,134.79     0.19%      8.821%        568    $78,522      28.50%   89.40%      61.82%
40 - 49.99%                        8      1,058,128.23     0.43       8.177         616    132,266      44.33    14.17      100.00
50 - 59.99%                       19      2,978,213.15     1.22       8.072         598    156,748      56.26    27.40       91.32
60 - 69.99%                       41      6,449,224.21     2.64       8.440         586    157,298      64.47    36.21       82.18
70 - 79.99%                      109     16,210,581.20     6.63       8.712         581    148,721      74.28    45.10       87.41
80 - 84.99%                      138     21,387,625.31     8.74       8.563         599    154,983      80.69    53.41       92.24
85 - 89.99%                      150     24,313,351.70     9.94       9.086         592    162,089      85.67    60.88       90.97
90 - 94.99%                      176     28,735,593.14    11.75       8.759         628    163,270      90.36    53.02       86.86
95 -100.00%                      878    142,981,885.41    58.46       7.941         660    162,850      99.01    44.61       98.59
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY DOCUMENTATION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
DOCUMENTATION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Full Doc                         764   $116,274,896.80    47.54%      8.255%        620   $152,192      91.48%   100.00%     96.08%
Streamlined                      363     61,631,661.63    25.20       8.188         668    169,784      96.44      0.00      96.51
Stated Doc                       212     36,507,372.38    14.93       8.297         640    172,205      83.96      0.00      91.15
Limited Doc                      106     16,515,594.81     6.75       8.392         630    155,808      93.27      0.00      91.48
Alt Doc                           78     13,374,317.82     5.47       8.616         617    171,466      89.44      0.00      85.54
N/A                                2        281,893.70     0.12       8.556         606    140,947      96.53      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
OCCUPANCY STATUS             LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Owner Occupied                 1,430   $231,305,488.89    94.57%      8.249%        634   $161,752      92.11%   48.30%     100.00%
Investment                        79     10,783,471.18     4.41       8.858         654    136,500      81.77    31.93        0.00
Second Home                       16      2,496,777.07     1.02       8.043         691    156,049      89.34    44.72        0.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
PROPERTY TYPE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Single Family                  1,090   $169,668,136.56    69.37%      8.318%        630   $155,659      91.43%   47.77%      96.16%
PUD                              188     32,191,574.85    13.16       8.188         640    171,232      94.69    52.41       94.95
Condo                            163     25,798,977.96    10.55       7.935         657    158,276      92.87    42.40       93.43
2-4 Family                        81     16,597,838.03     6.79       8.492         654    204,912      85.83    43.50       79.27
Man. Housing                       3        329,209.74     0.13       9.197         587    109,737      84.37    60.44      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LOAN PURPOSE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Purchase                         952   $153,764,465.72    62.87%      8.162%        654   $161,517      95.68%   42.84%      94.42%
Cash out Refi                    488     77,096,591.84    31.52       8.460         604    157,985      84.58    54.69       94.69
Rate/Term Refi                    85     13,724,679.58     5.61       8.484         611    161,467      85.66    60.05       95.60
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY CREDIT SCORE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CREDIT SCORE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
500 - 519                         49     $6,387,550.79     2.61%      9.530%        508   $130,358      77.74%   77.82%      97.04%
520 - 539                         70      9,569,642.24     3.91       9.774         529    136,709      81.68    77.76      100.00
540 - 559                         88     12,145,081.04     4.97       9.450         550    138,012      79.54    64.81       97.12
560 - 579                        101     14,497,009.69     5.93       9.048         569    143,535      80.74    68.90       97.30
580 - 599                        113     17,435,058.13     7.13       8.980         589    154,293      88.23    66.59       98.09
600 - 619                        165     26,768,834.31    10.94       8.388         610    162,235      90.79    59.19       94.29
620 - 639                        244     38,864,440.19    15.89       8.081         630    159,280      92.92    44.44       95.26
640 - 659                        253     41,714,114.74    17.06       7.908         650    164,878      95.16    33.90       93.36
660 - 679                        163     27,458,342.82    11.23       7.874         669    168,456      95.67    32.68       95.22
680 - 699                         92     16,143,453.07     6.60       7.880         690    175,472      96.56    32.31       93.35
700 - 719                         75     12,917,907.56     5.28       7.856         709    172,239      96.24    33.63       89.57
720 - 739                         50      9,060,814.81     3.70       7.317         729    181,216      96.41    39.15       88.37
740 - 759                         40      7,592,865.56     3.10       7.501         748    189,822      98.59    48.88       90.54
760 - 779                         13      2,533,715.71     1.04       7.337         771    194,901      98.96    30.72       94.80
780 - 799                          5        838,326.65     0.34       7.244         785    167,665      95.68    30.27       87.84
800 - 819                          3        504,065.87     0.21       7.542         806    168,022     100.00    62.73       72.16
N/A                                1        154,513.96     0.06      10.500         N/A    154,514      85.00     0.00      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
REMAINING MONTHS            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
TO MATURITY                  LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0 - 180                            1        $58,047.07     0.02%      6.875%        721    $58,047      90.00%   100.00%    100.00%
241 - 360                      1,524    244,527,690.07    99.98       8.274         636    160,451      91.62     47.53      94.57
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%    47.54%     94.57%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT PRINCIPAL BALANCE    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
$0 - $50,000                      39     $1,658,815.73     0.68%      9.534%        600    $42,534      83.97%   69.93%      81.85%
$50,001 - $100,000               302     24,044,236.84     9.83       8.938         617     79,617      89.88    57.49       91.53
$100,001 - $150,000              400     50,177,944.32    20.52       8.449         629    125,445      91.21    49.93       93.84
$150,001 - $200,000              343     59,827,595.81    24.46       8.237         631    174,424      91.46    48.07       94.91
$200,001 - $250,000              267     59,853,616.72    24.47       8.062         644    224,171      92.79    41.54       95.93
$250,001 - $275,000               84     21,909,967.22     8.96       8.096         642    260,833      93.32    44.14       96.45
$275,001 - $350,000               81     23,542,033.72     9.63       7.952         646    290,642      90.90    51.50       94.99
$350,001 - $450,000                8      3,111,735.76     1.27       7.858         700    388,967      88.60    26.35       86.75
$450,001 - $550,000                1        459,791.02     0.19       9.875         693    459,791     100.00     0.00      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                          1,525   $244,585,737.14   100.00%      8.274%        636   $160,384      91.62%   47.54%      94.57%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                     THE GROUP I - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $43,134,776
Number of Mortgage Loans:                                                   725
Average Scheduled Principal Balance:                                    $59,496
Weighted Average Gross Coupon:                                            10.13%
Weighted Average Net Coupon:                                               9.62%
Weighted Average Stated Remaining Term (months):                            261
Weighted Average Seasoning (months):                                          1
Weighted Average Original First Lien LTV Ratio:                           76.48%
Weighted Average Original Combined LTV Ratio:                             90.42%
Weighted Average FICO Score:                                                655

                          DISTRIBUTION BY CURRENT RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT RATE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
6.50- 6.99%                        4       $897,381.36     2.08%      6.784%        616   $224,345      73.29%   56.92%     100.00%
7.00- 7.49%                       29      5,493,667.44    12.74       7.218         661    189,437      84.55    60.31      100.00
7.50- 7.99%                       81     12,897,937.25    29.90       7.716         653    159,234      80.22    42.94       94.38
8.00- 8.49%                        2        322,783.28     0.75       8.000         653    161,392      77.18    28.17       28.17
9.50- 9.99%                        5        337,589.59     0.78       9.969         657     67,518      92.11    55.55       85.57
10.00-10.49%                      20        992,529.87     2.30      10.185         659     49,626      92.59    57.96       66.79
10.50-10.99%                      74      2,986,742.64     6.92      10.742         647     40,361      96.55    62.63       92.54
11.00-11.49%                      26        938,441.04     2.18      11.213         651     36,094      96.51    30.07       93.90
11.50-11.99%                     166      6,601,921.37    15.31      11.824         652     39,771      99.27    45.87       99.14
12.00-12.49%                      49      2,118,521.20     4.91      12.185         656     43,235      95.82    21.61       99.06
12.50-12.99%                      85      3,152,585.55     7.31      12.766         694     37,089      99.48    18.63       99.49
13.00-13.49%                      29        994,887.96     2.31      13.348         661     34,306      99.14    17.51      100.00
13.50-13.99%                     134      4,581,825.28    10.62      13.916         643     34,193      99.52    21.46      100.00
14.00-14.49%                      10        414,234.19     0.96      14.335         650     41,423     100.00    19.38      100.00
14.50-14.99%                      11        403,727.83     0.94      14.949         623     36,703     100.00    45.12      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                            DISTRIBUTION BY ZIP CODES

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ZIP CODES                    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
90808                              4       $591,841.07     1.37%      8.275%        681   $147,960      90.49%   44.23%     100.00%
92040                              3        464,572.09     1.08       8.212         615    154,857      90.13    61.74      100.00
91342                              7        457,385.84     1.06      10.735         666     65,341      91.61    11.28      100.00
93063                              4        415,234.07     0.96       9.060         651    103,809      82.70     0.00      100.00
91304                              4        410,410.88     0.95       8.176         625    102,603      84.06    71.55      100.00
92882                              4        409,784.83     0.95       9.665         665    102,446      93.89    14.15      100.00
91344                              5        401,499.94     0.93       9.211         647     80,300      99.48    89.54      100.00
90807                              2        380,756.51     0.88       8.443         762    190,378      87.28     0.00      100.00
90703                              3        376,211.87     0.87       8.515         664    125,404      99.29    84.33      100.00
93033                              7        373,246.59     0.87      12.765         685     53,321     100.00     0.00      100.00
All Others                       682     38,853,832.16    90.08      10.230         654     56,970      90.28    41.78       95.60
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                              DISTRIBUTION BY STATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
STATE                        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
California                       362    $24,212,960.37    56.13%     10.040%        663    $66,887      92.88%   40.48%      96.68%
Massachusetts                     15      2,397,245.11     5.56       8.129         627    159,816      72.48    62.10      100.00
Arizona                           63      2,118,318.14     4.91      11.641         660     33,624      96.45    35.42      100.00
New York                          19      2,102,046.79     4.87       8.392         636    110,634      77.46    55.09       97.68
Texas                             42      2,098,665.22     4.87       9.819         668     49,968      92.57    41.99       95.71
Florida                           34      1,547,980.68     3.59      11.030         623     45,529      79.81    29.81      100.00
Pennsylvania                      22      1,102,711.14     2.56      10.332         660     50,123      94.76    36.61       92.38
Colorado                          18        998,074.94     2.31      11.569         641     55,449      86.56    17.89      100.00
Virginia                          18        708,869.70     1.64      11.843         637     39,382      91.73    40.20      100.00
Georgia                           16        703,362.00     1.63      12.373         654     43,960      97.88    49.57       79.02
All Others                       116      5,144,541.76    11.93      10.585         643     44,350      90.94    40.92       89.63
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL FIRST LIEN LTV      LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                       2       $296,575.84     0.69%      7.738%        655   $148,288      34.00%   30.98%     100.00%
40 - 49.99%                        5        779,452.80     1.81       7.824         614    155,891      47.30    10.20       94.87
50 - 59.99%                        8      1,119,739.12     2.60       8.341         605    139,967      55.93    43.26       81.89
60 - 69.99%                       12      2,391,992.93     5.55       7.620         631    199,333      65.28    58.08      100.00
70 - 79.99%                       29      4,120,564.22     9.55       7.645         641    142,088      73.95    35.55       93.41
80 - 84.99%                       47      7,567,299.61    17.54       7.536         669    161,006      80.08    45.69       95.25
85 - 89.99%                       13      1,744,190.70     4.04       8.342         641    134,169      85.35    67.25       91.90
90 - 94.99%                       20      2,648,288.01     6.14       8.212         654    132,414      90.25    62.18       79.86
95 - 100.00%                       8        842,292.21     1.95       8.598         676    105,287      95.86    73.32      100.00
Second Liens                     581     21,624,380.41    50.13      12.441         659     37,219        N/A    34.49       99.26
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                      DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL COMBINED LTV        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                       2       $296,575.84     0.69%      7.738%        655   $148,288      34.00%   30.98%     100.00%
40 - 49.99%                        5        779,452.80     1.81       7.824         614    155,891      47.31    10.20       94.87
50 - 59.99%                        8      1,119,739.12     2.60       8.341         605    139,967      56.01    43.26       81.89
60 - 69.99%                       12      2,176,970.25     5.05       7.666         627    181,414      65.20    50.04      100.00
70 - 79.99%                       26      3,934,907.13     9.12       7.652         639    151,343      74.04    37.23       93.10
80 - 84.99%                       20      2,981,601.27     6.91       7.669         652    149,080      80.23    32.07       87.93
85 - 89.99%                       14      1,989,858.80     4.61       8.299         644    142,133      85.89    58.95       92.90
90 - 94.99%                       28      2,510,739.75     5.82       8.687         653     89,669      90.32    63.14       83.29
95 - 100.00%                     610     27,344,930.89    63.39      11.386         664     44,828      99.48    40.00       99.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY DOCUMENTATION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
DOCUMENTATION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Full Doc                         277    $17,861,931.56    41.41%      9.543%        642    $64,484      90.87%   100.00%     95.06%
Streamlined                      257     11,036,351.05    25.59      11.848         680     42,943      98.27      0.00      99.25
Stated Doc                       117     10,156,172.06    23.55       9.192         652     86,805      80.11      0.00      96.84
Limited Doc                       51      2,210,471.18     5.12      11.655         662     43,343      98.17      0.00      97.78
Alt Doc                           21      1,793,693.42     4.16       8.794         633     85,414      86.05      0.00      79.20
N/A                                2         76,156.58     0.18      12.528         605     38,078     100.00      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%    41.41%     96.04%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
OCCUPANCY STATUS             LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Owner Occupied                   700    $41,426,839.20    96.04%     10.178%        655    $59,181      90.80%   40.99%     100.00%
Investment                        17      1,182,120.99     2.74       9.213         650     69,537      77.67    36.58        0.00
Second Home                        8        525,815.66     1.22       8.583         664     65,727      88.70    85.54        0.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
PROPERTY TYPE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Single Family                    506    $29,229,392.79    67.76%     10.175%        653    $57,766      91.33%   42.45%      96.12%
Condo                             88      5,132,713.13    11.90      10.183         659     58,326      90.82    35.29       95.24
PUD                               93      4,531,691.40    10.51      11.145         659     48,728      96.19    36.66       96.93
2-4 Family                        37      4,212,685.77     9.77       8.670         658    113,856      77.37    47.02       95.45
N/A                                1         28,292.76     0.07      12.500         757     28,293     100.00     0.00      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LOAN PURPOSE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Purchase                         533    $25,126,550.77    58.25%     11.085%        666    $47,142      97.77%   34.27%      97.83%
Cash out Refi                    156     14,892,073.07    34.52       8.714         640     95,462      79.90    52.49       93.22
Rate/Term Refi                    36      3,116,152.01     7.22       9.235         635     86,560      81.43    46.05       95.10
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY CREDIT SCORE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CREDIT SCORE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
540 - 559                          6       $755,397.06     1.75%      8.953%        556   $125,900      67.40%   65.00%     100.00%
560 - 579                          8        701,279.66     1.63       8.588         569     87,660      70.06    36.93       93.05
580 - 599                         23      2,241,480.54     5.20       9.334         590     97,456      76.98    73.12       90.95
600 - 619                         75      5,264,902.62    12.21      10.023         609     70,199      86.19    61.20       97.57
620 - 639                        157      7,785,846.73    18.05      10.510         630     49,591      89.94    47.36       97.35
640 - 659                        174      8,650,577.65    20.05      10.682         649     49,716      95.36    30.93       97.75
660 - 679                        112      6,519,922.54    15.12      10.142         669     58,214      92.38    36.23       95.75
680 - 699                         55      3,990,017.84     9.25       9.622         688     72,546      91.29    40.59       90.11
700 - 719                         55      3,384,895.91     7.85       9.935         707     61,544      94.77    37.64       94.20
720 - 739                         22      1,414,424.95     3.28       9.721         729     64,292      94.31     9.65       96.53
740 - 759                         24      1,413,148.40     3.28      10.290         748     58,881      94.62    31.41       99.22
760 - 779                         10        706,175.94     1.64      10.038         771     70,618      91.68     7.34      100.00
780 - 799                          3        259,719.09     0.60       8.690         782     86,573      95.72     0.00      100.00
800 - 819                          1         46,986.92     0.11      12.125         803     46,987     100.00     0.00      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
REMAINING MONTHS            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
TO MATURITY                  LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0 - 180                          593    $23,189,963.36    53.76%     12.108%        659    $39,106      97.43%   35.56%     $99.31
181 - 240                          1        139,477.03     0.32       7.250         727    139,477      80.00     0.00      100.00
241 - 360                        131     19,805,335.46    45.92       7.840         650    151,186      82.29    48.55       92.18
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%     $96.04
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT PRINCIPAL BALANCE    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
$0 - $50,000                     475    $15,556,936.87    36.07%     12.429%        655    $32,751      98.72%   35.16%      96.99%
$50,001 - $100,000               151      9,095,180.30    21.09      11.227         662     60,233      94.18    44.33       94.72
$100,001 - $150,000               36      4,522,676.34    10.48       7.942         667    125,630      84.46    45.64       91.72
$150,001 - $200,000               26      4,687,284.71    10.87       7.756         639    180,280      81.81    41.74       96.74
$200,001 - $250,000               19      4,282,992.22     9.93       7.557         650    225,421      80.20    47.50       94.59
$250,001 - $275,000               10      2,606,563.86     6.04       7.425         641    260,656      76.69    20.09      100.00
$275,001 - $350,000                8      2,383,141.55     5.52       7.389         657    297,893      83.48    74.76      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY LIEN POSITION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LIEN POSITION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
First                            144    $21,510,395.44    49.87%      7.812%        650   $149,378      81.27%   48.37%      92.80%
Second                           581     21,624,380.41    50.13      12.441         659     37,219      99.52    34.49       99.26
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            725    $43,134,775.85   100.00%     10.133%        655    $59,496      90.42%   41.41%      96.04%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                    GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                       $114,359,156
Number of Mortgage Loans:                                                   290
Average Scheduled Principal Balance:                                   $394,342
Weighted Average Gross Coupon:                                             8.01%
Weighted Average Net Coupon:                                               7.50%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning (months):                                          1
Weighted Average Original First Lien LTV Ratio:                           81.84%
Weighted Average Original Combined LTV Ratio:                             90.42%
Weighted Average FICO Score:                                                639
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                             5.84%
Weighted Average Initial Rate Cap:                                         1.62%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             14.50%

                          DISTRIBUTION BY CURRENT RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT RATE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
5.50- 5.99%                        1       $318,881.63     0.28%      5.990%        639   $318,882     100.00%   100.00%    100.00%
6.00- 6.49%                        3      1,330,210.44     1.16       6.433         695    443,403      86.14     23.66      76.34
6.50- 6.99%                       49     20,346,579.40    17.79       6.854         666    415,236      91.33     62.04     100.00
7.00- 7.49%                       30     11,808,989.50    10.33       7.231         648    393,633      90.14     53.34      96.62
7.50- 7.99%                       82     34,726,460.93    30.37       7.743         647    423,493      90.82     30.16      95.86
8.00- 8.49%                       29     11,416,493.18     9.98       8.238         644    393,672      91.85     25.39      92.91
8.50- 8.99%                       50     19,997,749.62    17.49       8.771         612    399,955      89.71     27.73      98.26
9.00- 9.49%                       10      3,769,501.46     3.30       9.149         665    376,950      91.17     36.83     100.00
9.50- 9.99%                       22      7,637,679.74     6.68       9.764         596    347,167      87.93     38.01     100.00
10.00-10.49%                       3      1,080,010.10     0.94      10.289         574    360,003      93.26     67.45     100.00
10.50-10.99%                       4      1,173,778.42     1.03      10.886         560    293,445      86.51     62.46     100.00
11.00-11.49%                       1         63,728.48     0.06      11.250         553     63,728      85.00    100.00     100.00
11.50-11.99%                       5        639,507.38     0.56      11.773         517    127,901      74.08     60.92     100.00
12.00-12.49%                       1         49,586.20     0.04      12.125         538     49,586      80.00    100.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
MONTHS TO RATE RESET         LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0-12                               2       $890,479.76     0.78%      8.682%        674   $445,240      90.00%    0.00%     100.00%
13-24                            265    104,189,405.54    91.11       8.047         638    393,168      90.48    37.79       96.82
25-36                             23      9,279,271.18     8.11       7.467         646    403,447      89.75    57.74      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00       8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
GROSS MAXIMUM               MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LIFETIME RATE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
12.00-12.49%                       1       $318,881.63     0.28%      5.990%        639   $318,882     100.00%   100.00%    100.00%
12.50-12.99%                       4      1,864,970.87     1.63       6.592         694    466,243      90.12     16.87      83.13
13.00-13.49%                      49     20,419,400.55    17.86       6.880         662    416,722      90.77     61.82     100.00
13.50-13.99%                      30     11,808,989.50    10.33       7.231         648    393,633      90.14     53.34      96.62
14.00-14.49%                      82     34,563,794.53    30.22       7.745         649    421,510      91.00     31.59      95.84
14.50-14.99%                      28     10,971,578.00     9.59       8.243         643    391,842      91.92     22.36      92.62
15.00-15.49%                      50     19,997,749.62    17.49       8.770         612    399,955      89.71     27.73      98.26
15.50% & Above                    46     14,413,791.78    12.60       9.838         605    313,343      88.41     43.40     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY GROSS MARGIN

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
GROSS MARGIN                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
1.00- 5.99%                      156    $64,624,093.42    56.51%      7.593%        650   $414,257      90.77%   41.24%      97.29%
6.00- 6.49%                       66     25,449,431.17    22.25       8.245         643    385,597      91.91    36.82       98.78
6.50- 6.99%                       31     12,204,691.49    10.67       8.423         622    393,700      87.77    28.67       92.59
7.00- 7.49%                       12      4,713,751.72     4.12       8.934         592    392,813      88.28    48.48      100.00
7.50- 7.99%                        8      2,828,717.73     2.47       9.242         604    353,590      88.57    56.93      100.00
8.00-10.49%                       17      4,538,470.95     3.97       9.650         581    266,969      87.51    28.93       92.35
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
AMORTIZATION TYPE            LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
6-Month LIBOR                      2       $890,479.76     0.78%      8.682%        674   $445,240      90.00%    0.00%     100.00%
2/28 ARM                         265    104,189,405.54    91.11       8.047         638    393,168      90.48    37.79       96.82
3/27 ARM                          23      9,279,271.18     8.11       7.467         646    403,447      89.75    57.74      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                            DISTRIBUTION BY ZIP CODES

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ZIP CODES                    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
94080                              7     $2,647,222.10     2.31%      6.885%        694   $378,175      93.60%   85.57%     100.00%
91364                              4      2,000,453.23     1.75       7.806         649    500,113      84.47     27.13      75.02
90045                              4      1,692,985.57     1.48       7.906         598    423,246      89.22     46.37     100.00
95132                              4      1,643,420.48     1.44       7.686         653    410,855      96.10    100.00     100.00
92019                              4      1,514,851.26     1.32       8.511         600    378,713      86.20      0.00     100.00
91011                              3      1,254,865.41     1.10       7.726         663    418,288     100.00     66.89     100.00
84020                              3      1,221,347.67     1.07       8.840         633    407,116      91.57     71.87     100.00
92677                              3      1,214,170.52     1.06       8.302         647    404,724      98.53     29.32     100.00
90275                              2      1,179,109.88     1.03       7.458         669    589,555      91.52     57.62      57.62
94547                              3      1,172,013.82     1.02       7.267         708    390,671     100.00     31.89     100.00
All Others                       253     98,818,716.54    86.41       8.043         637    390,588      90.08     36.80      97.66
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                              DISTRIBUTION BY STATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
STATE                        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
California                       204    $82,751,563.40    72.36%      7.830%        643   $405,645      90.69%   42.39%      96.86%
Florida                           10      3,996,712.60     3.49       8.585         634    399,671      90.63    35.98       92.24
New York                           8      2,901,411.47     2.54       8.173         640    362,676      85.32    51.70      100.00
Arizona                            6      2,606,903.16     2.28       8.043         624    434,484      87.73    29.49       84.49
Pennsylvania                       7      2,376,636.34     2.08       8.689         623    339,519      90.54    27.83      100.00
Virginia                           7      2,334,591.52     2.04       8.626         647    333,513      90.43     0.00      100.00
Utah                               4      1,820,539.81     1.59       8.563         651    455,135      91.05    48.22      100.00
Maryland                           4      1,797,923.58     1.57       8.411         602    449,481      89.96    27.44      100.00
Massachusetts                      4      1,606,948.64     1.41       9.396         560    401,737      85.87    47.18      100.00
New Jersey                         4      1,547,096.96     1.35       8.580         608    386,774      85.70    56.72      100.00
All Others                        32     10,618,829.00     9.29       8.348         638    331,838      91.58    21.47      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL FIRST LIEN LTV      LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
40 - 49.99%                        1       $399,703.14     0.35%      7.500%        577   $399,703      49.00%   100.00%    100.00%
50 - 59.99%                        2        869,252.43     0.76       6.767         654    434,626      54.19    100.00      63.80
60 - 69.99%                        6      2,536,958.49     2.22       8.965         600    422,826      67.32      0.00     100.00
70 - 79.99%                       41     18,480,458.21    16.16       8.040         628    450,743      75.02     22.39      95.42
80 - 84.99%                      144     57,202,123.36    50.02       7.611         659    397,237      80.11     37.74      98.43
85 - 89.99%                       20      7,310,671.54     6.39       8.635         589    365,534      85.20     50.21     100.00
90 - 94.99%                       50     18,435,305.18    16.12       8.608         614    368,706      90.17     53.57      93.22
95 - 100.00%                      26      9,124,684.13     7.98       8.552         642    350,949      95.00     45.91     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                      DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL COMBINED LTV        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
40 - 49.99%                        1       $399,703.14     0.35%      7.500%        577   $399,703      48.80%   100.00%    100.00%
50 - 59.99%                        1        554,544.18     0.48       6.990         608    554,544      55.50    100.00     100.00
60 - 69.99%                        9      3,177,518.45     2.78       8.808         593    353,058      68.20      3.33     100.00
70 - 79.99%                       22      9,545,181.32     8.35       7.989         601    433,872      75.60     31.78      91.13
80 - 84.99%                       38     15,943,415.17    13.94       7.648         621    419,564      80.70     27.95      92.39
85 - 89.99%                       23      8,700,674.53     7.61       8.435         599    378,290      85.89     40.14     100.00
90 - 94.99%                       55     21,099,730.73    18.45       8.509         621    383,631      90.42     49.15      94.08
95 - 100.00%                     141     54,938,388.96    48.04       7.817         669    389,634      98.47     40.62     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
DOCUMENTATION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Full Doc                         122    $44,729,739.03    39.11%      7.859%        629   $366,637      91.37%   100.00%     98.39%
Streamlined                       74     30,799,303.67    26.93       8.085         670    416,207      93.06      0.00     100.00
Stated Doc                        42     16,824,491.99    14.71       8.308         637    400,583      85.65      0.00      90.15
Alt Doc                           26     11,133,005.90     9.74       7.924         622    428,193      88.79      0.00      91.60
Limited Doc                       26     10,872,615.89     9.51       7.988         618    418,178      88.04      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00       8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
OCCUPANCY STATUS             LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Owner Occupied                   282   $111,048,609.85    97.11%      8.012%        638   $393,789      90.64%   39.63%     100.00%
Investment                         6      2,465,137.32     2.16       7.723         672    410,856      80.44    29.17        0.00
Second Home                        2        845,409.31     0.74       7.809         665    422,705      90.00     0.00        0.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
PROPERTY TYPE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Single Family                    216    $84,728,076.50    74.09%      8.020%        640   $392,260      90.44%   38.29%      96.93%
PUD                               49     19,508,860.62    17.06       7.995         640    398,140      91.32    36.48       98.41
Condo                             16      5,749,051.85     5.03       7.769         641    359,316      92.57    80.22      100.00
2-4 Family                         9      4,373,167.51     3.82       8.059         629    485,908      83.07    12.83       90.86
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LOAN PURPOSE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Purchase                         172    $69,578,275.20    60.84%      7.882%        656   $404,525      94.31%   40.66%      97.08%
Cash out Refi                    103     39,120,480.83    34.21       8.217         616    379,810      84.70    38.06       96.72
Rate/Term Refi                    15      5,660,400.45     4.95       8.055         597    377,360      82.04    27.37      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY CREDIT SCORE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CREDIT SCORE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
500 - 519                          9     $2,530,272.80     2.21%      9.238%        514   $281,141      77.18%   48.27%     100.00%
520 - 539                         13      3,896,803.76     3.41       9.702         530    299,754      83.52    63.66      100.00
540 - 559                         11      3,747,472.61     3.28       8.731         550    340,679      83.17    62.35      100.00
560 - 579                         18      6,794,184.16     5.94       8.711         570    377,455      80.45    57.63       94.89
580 - 599                         26     11,158,712.90     9.76       8.336         591    429,181      84.94    36.99      100.00
600 - 619                         29     11,507,592.14    10.06       8.061         608    396,814      88.70    43.79      100.00
620 - 639                         42     16,520,712.70    14.45       7.710         629    393,350      92.18    46.69      100.00
640 - 659                         43     17,959,598.20    15.70       7.770         650    417,665      93.16    42.37       95.49
660 - 679                         36     14,807,226.22    12.95       7.731         669    411,312      93.64    17.97       96.39
680 - 699                         21      9,024,358.12     7.89       7.625         688    429,731      92.10    16.77       90.03
700 - 719                         14      5,784,915.78     5.06       7.848         708    413,208      96.67    27.15       93.01
720 - 739                         11      4,268,480.29     3.73       7.547         729    388,044      95.12    40.07       92.63
740 - 759                         12      4,449,830.10     3.89       7.709         750    370,819      95.98    55.52      100.00
760 - 779                          2        707,334.93     0.62       7.909         767    353,667      93.83     0.00      100.00
780 - 799                          3      1,201,661.77     1.05       7.345         781    400,554     100.00    29.93      100.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
REMAINING MONTHS            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
TO MATURITY                  LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
241 - 360                        290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%   39.11%      97.11%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT PRINCIPAL BALANCE    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
$0 - $50,000                       1        $49,586.20     0.04%     12.125%        538    $49,586      80.00%   100.00%    100.00%
$50,001 - $100,000                 6        495,998.96     0.43      10.466         564     82,666      87.54    100.00     100.00
$100,001 - $150,000                5        634,160.98     0.55       9.540         565    126,832      82.09     55.09     100.00
$150,001 - $200,000                1        150,229.88     0.13       9.750         580    150,230      90.00      0.00     100.00
$200,001 - $250,000                2        474,808.58     0.42      10.633         553    237,404      77.26     47.36     100.00
$275,001 - $350,000               84     27,478,299.13    24.03       8.092         635    327,123      92.04     42.89      96.46
$350,001 - $450,000              120     46,946,931.43    41.05       8.011         643    391,224      91.51     45.48      98.29
$450,001 - $550,000               45     22,349,865.56    19.54       7.916         645    496,664      90.01     28.57      93.13
$550,001 - $650,000               21     12,438,476.78    10.88       7.818         641    592,308      86.25     27.41     100.00
$650,001 - $750,000                5      3,340,798.98     2.92       7.317         626    668,160      83.95     20.34     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            290   $114,359,156.48   100.00%      8.005%        639   $394,342      90.42%    39.11%     97.11%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                    THE GROUP II - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $55,233,123
Number of Mortgage Loans:                                                   507
Average Scheduled Principal Balance:                                   $108,941
Weighted Average Gross Coupon:                                             9.70%
Weighted Average Net Coupon:                                               9.20%
Weighted Average Stated Remaining Term (months):                            283
Weighted Average Seasoning (months):                                          1
Weighted Average Original First Lien LTV Ratio:                           79.43%
Weighted Average Original Combined LTV Ratio:                             90.06%
Weighted Average FICO Score:                                                646

                          DISTRIBUTION BY CURRENT RATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT RATE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
6.50- 6.99%                        2       $686,422.28     1.24%      6.871%        657   $343,211      87.17%   100.00%    100.00
7.00- 7.49%                        5      1,922,494.12     3.48       7.234         679    384,499      88.41     17.67      75.05
7.50- 7.99%                       31      7,785,620.46    14.10       7.776         648    251,149      86.98     51.43      92.91
8.00- 8.49%                       33      5,178,950.86     9.38       8.280         620    156,938      85.48     56.88      92.81
8.50- 8.99%                      130     13,104,081.07    23.73       8.707         643    100,801      85.90     56.38      96.33
9.00- 9.49%                       30      3,901,872.44     7.06       9.232         618    130,062      82.76     34.90      79.46
9.50- 9.99%                       74      5,538,105.55    10.03       9.702         644     74,839      91.46     61.48      88.53
10.00-10.49%                       9        721,256.84     1.31      10.196         624     80,140      92.34     58.14     100.00
10.50-10.99%                      24      2,179,300.86     3.95      10.783         641     90,804      94.20     44.04     100.00
11.00-11.49%                       8        619,299.84     1.12      11.215         665     77,412      98.96     34.99     100.00
11.50-11.99%                      74      5,965,579.67    10.80      11.876         655     80,616      98.06     48.50      98.62
12.00-12.49%                      24      2,001,666.56     3.62      12.160         662     83,403      98.34     22.96     100.00
12.50-12.99%                      21      1,889,213.45     3.42      12.887         681     89,963      98.75      6.76     100.00
13.00-13.49%                       4        390,702.48     0.71      13.285         715     97,676      92.81      0.00      77.74
13.50-13.99%                      30      2,531,139.35     4.58      13.879         655     84,371      99.00     20.03     100.00
14.00-14.49%                       4        351,521.48     0.64      14.243         641     87,880      98.88      0.00     100.00
14.50-14.99%                       4        465,895.69     0.84      14.850         679    116,474     100.00      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                            DISTRIBUTION BY ZIP CODES

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ZIP CODES                    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
93010                              4       $769,572.96     1.39%      8.232%        658   $192,393      82.42%    50.33%     57.63%
93003                              5        687,998.54     1.25       9.290         693    137,600     100.00     20.85     100.00
90069                              1        678,213.70     1.23       7.625         593    678,214      80.00    100.00     100.00
91364                              3        672,615.44     1.22       9.370         653    224,205      98.62      0.00     100.00
94954                              4        589,628.76     1.07       8.993         670    147,407      87.12      0.00     100.00
94080                              6        505,216.22     0.91       9.238         720     84,203      98.62     85.81     100.00
22307                              1        502,770.76     0.91       7.990         661    502,771      80.60    100.00     100.00
77005                              1        499,654.90     0.90       7.875         655    499,655      75.20    100.00     100.00
91324                              2        497,427.89     0.90       8.549         652    248,714      91.01    100.00     100.00
90048                              1        489,745.97     0.89       9.250         538    489,746      67.60      0.00     100.00
All Others                       479     49,340,277.86    89.33       9.821         645    103,007      90.48     45.75      93.59
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                              DISTRIBUTION BY STATE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
STATE                        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
California                       293    $32,075,347.19    58.07%      9.972%        657   $109,472      92.59%   42.52%      95.65%
New York                          17      2,453,148.64     4.44       8.685         588    144,303      77.09    42.85      100.00
Texas                             17      2,264,063.14     4.10       8.953         640    133,180      86.32    52.14      100.00
Florida                           19      1,842,337.14     3.34      10.007         625     96,965      89.24    59.30       92.97
Virginia                          13      1,525,950.42     2.76       8.960         639    117,381      87.39    78.90       84.75
New Jersey                         8      1,300,926.75     2.36       8.456         587    162,616      80.03    54.81      100.00
Arizona                           11      1,126,532.24     2.04       9.429         668    102,412      88.14    54.98       61.40
Georgia                           10      1,054,086.54     1.91       9.281         652    105,409      95.37    75.76      100.00
Pennsylvania                      14      1,052,765.11     1.91       9.861         634     75,198      85.91    30.20       79.71
Tennessee                         19      1,031,272.73     1.87       9.045         593     54,278      90.43    78.50      100.00
All Others                        86      9,506,693.10    17.21       9.552         642    110,543      87.82    45.12       88.60
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%   46.56%      93.68%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL FIRST LIEN LTV      LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                       2       $169,897.95     0.31%      8.544%        569    $84,949      27.06%    35.29%    100.00%
40 - 49.99%                        1         74,963.03     0.14       9.490         604     74,963      44.00    100.00     100.00
50 - 59.99%                        6        914,947.28     1.66       8.590         636    152,491      53.56     47.62     100.00
60 - 69.99%                       11      2,200,855.02     3.98       8.530         573    200,078      64.21     55.04      89.48
70 - 79.99%                       36      6,639,687.34    12.02       8.658         606    184,436      74.61     39.02      88.32
80 - 84.99%                       71     13,502,317.25    24.45       8.144         653    190,173      80.24     41.96      90.81
85 - 89.99%                       33      5,377,250.35     9.74       8.699         591    162,947      85.30     67.93      87.84
90 - 94.99%                       21      2,498,560.54     4.52       9.022         628    118,979      90.19     43.95      90.18
95 - 100.00%                      16      1,896,550.43     3.43       9.115         640    118,534      95.97     86.18      95.37
Second Liens                     310     21,958,093.81    39.76      11.505         678     70,833        N/A     42.31      98.87
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%   46.56%      93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                      DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
ORIGINAL COMBINED LTV        LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Below 40.00%                       2       $169,897.95     0.31%      8.544%        569    $84,949      27.10%    35.29%    100.00%
40 - 49.99%                        1         74,963.03     0.14       9.490         604     74,963      43.60    100.00     100.00
50 - 59.99%                        6        914,947.28     1.66       8.590         636    152,491      53.47     47.62     100.00
60 - 69.99%                       12      2,350,741.57     4.26       8.672         570    195,895      64.50     57.91      90.15
70 - 79.99%                       33      6,267,538.85    11.35       8.617         605    189,925      74.67     38.15      87.63
80 - 84.99%                       34      5,802,121.79    10.50       8.393         624    170,651      80.71     45.28      87.17
85 - 89.99%                       33      5,461,257.17     9.89       8.944         593    165,493      85.40     62.93      88.02
90 - 94.99%                       33      3,897,478.77     7.06       9.581         639    118,105      90.46     44.26      91.59
95 - 100.00%                     353     30,294,176.59    54.85      10.437         676     85,819      99.39     44.90      97.50
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
DOCUMENTATION                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Full Doc                         260    $25,714,738.40    46.56%      9.273%        633    $98,903      89.79%   100.00%     95.89%
Streamlined                      107     11,758,309.88    21.29      10.784         678    109,891      95.66      0.00      98.21
Stated Doc                        79     10,239,214.11    18.54       9.552         647    129,610      84.72      0.00      87.77
Alt Doc                           28      3,772,872.40     6.83       9.616         635    134,745      91.84      0.00      85.09
Limited Doc                       31      3,650,496.94     6.61       9.641         644    117,758      87.04      0.00      88.81
N/A                                2         97,491.27     0.18       9.668         572     48,746      92.46      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
OCCUPANCY STATUS             LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Owner Occupied                   479    $51,742,197.19    93.68%      9.754%        644   $108,021      90.52%   47.65%     100.00%
Investment                        19      2,253,890.08     4.08       8.924         666    118,626      78.62    32.60        0.00
Second Home                        9      1,237,035.73     2.24       8.633         693    137,448      91.81    26.08        0.00
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%   46.56%      93.68%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
PROPERTY TYPE                LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Single Family                    358    $39,323,959.43    71.20%      9.661%        641   $109,843      89.55%    47.57%     96.07%
PUD                               65      6,933,040.85    12.55      10.167         667    106,662      95.14     37.99      91.86
2-4 Family                        28      4,999,838.50     9.05       9.134         634    178,566      81.92     40.30      78.48
Condo                             55      3,915,411.23     7.09       9.911         677     71,189      96.94     58.75      92.23
Man. Housing                       1         60,872.99     0.11       9.990         524     60,873      70.00    100.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LOAN PURPOSE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
Purchase                         321    $28,033,545.62    50.75%     10.403%        675    $87,332      97.08%   43.49%      93.10%
Cash out Refi                    152     22,660,311.20    41.03       8.911         616    149,081      82.12    48.60       94.45
Rate/Term Refi                    34      4,539,266.18     8.22       9.234         615    133,508      86.38    55.29       93.45
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%   46.56%      93.68%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                          DISTRIBUTION BY CREDIT SCORE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CREDIT SCORE                 LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
500 - 519                          9     $1,300,353.29     2.35%      9.601%        507   $144,484      74.29%    48.98%     95.26%
520 - 539                         21      3,094,115.82     5.60       9.170         530    147,339      75.71     73.84     100.00
540 - 559                         16      2,282,860.23     4.13       8.539         548    142,679      76.83     77.97     100.00
560 - 579                         10      1,336,148.33     2.42       8.703         573    133,615      80.29     47.35     100.00
580 - 599                         20      3,320,268.58     6.01       8.946         593    166,013      82.68     67.38     100.00
600 - 619                         42      5,598,598.46    10.14       9.271         608    133,300      89.08     53.58      95.87
620 - 639                         65      6,555,450.99    11.87      10.393         630    100,853      93.18     43.29      93.14
640 - 659                         79      9,239,670.96    16.73       9.927         650    116,958      91.25     45.28      95.91
660 - 679                         53      4,950,650.17     8.96      11.015         669     93,408      94.74     38.33      97.75
680 - 699                         58      5,881,890.10    10.65       9.604         688    101,412      91.89     30.03      82.63
700 - 719                         52      5,448,486.29     9.86       9.545         707    104,779      96.88     31.89      81.43
720 - 739                         36      2,914,482.04     5.28       9.139         728     80,958      91.66     33.70      95.06
740 - 759                         31      2,332,368.28     4.22       9.537         750     75,238      99.45     53.45      97.57
760 - 779                          4        268,118.10     0.49      10.816         774     67,030      98.64     45.10     100.00
780 - 799                          8        604,409.46     1.09      10.261         783     75,551      99.97     48.21      95.94
800 - 819                          2         79,066.99     0.14       9.028         806     39,534     100.00    100.00     100.00
N/A                                1         26,184.91     0.05      11.990         N/A     26,185     100.00      0.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
REMAINING MONTHS            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
TO MATURITY                  LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
0 - 180                          323    $23,112,086.49    41.84%     11.374%        674    $71,554      97.77%   42.60%      98.63%
181 - 240                          3        356,775.81     0.65       8.562         604    118,925      85.02    48.15      100.00
241 - 360                        181     31,764,260.70    57.51       8.486         626    175,493      84.52    49.42       90.01
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%   46.56%      93.68%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
CURRENT PRINCIPAL BALANCE    LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
$0 - $50,000                      80     $2,541,606.73     4.60%      9.335%        694    $31,770      97.72%    76.70%     95.04%
$50,001 - $100,000               257     18,755,544.71    33.96      10.950         663     72,979      95.52     48.71      93.67
$100,001 - $150,000               78      9,846,385.85    17.83      10.596         637    126,236      90.93     42.16     100.00
$150,001 - $200,000               36      6,245,768.55    11.31       8.999         599    173,494      84.98     46.89      94.83
$200,001 - $250,000               16      3,535,206.30     6.40       8.356         622    220,950      87.69     63.02     100.00
$250,001 - $275,000                6      1,599,958.18     2.90       8.858         649    266,660      85.60     32.78     100.00
$275,001 - $350,000               18      5,740,034.37    10.39       8.282         652    318,891      81.85     33.32      83.08
$350,001 - $450,000               10      3,854,894.10     6.98       7.674         652    385,489      88.61     31.22      89.53
$450,001 - $550,000                5      2,435,510.51     4.41       8.148         640    487,102      80.45     41.16      80.31
$650,001 - $750,000                1        678,213.70     1.23       7.625         593    678,214      80.00    100.00     100.00
                            --------   ---------------   ------    --------    --------   --------   --------    ------   --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%    46.56%     93.68%
                            ========   ===============   ======    ========    ========   ========   ========    ======   ========

                          DISTRIBUTION BY LIEN POSITION

                                                          PCT.
                                                           OF
                                                          MORT.
                                                          POOL
                             NUMBER       AGGREGATE        BY                                        WEIGHTED    PCT.
                               OF         PRINCIPAL       AGG.     WEIGHTED    WEIGHTED    AVERAGE     ORIG.     FULL       PCT.
                            MORTGAGE       BALANCE        PRIN.      AVG.        AVG.     PRINCIPAL    COMB.     DOC.      OWNER
LIENS POSITION               LOANS       OUTSTANDING      BAL.      COUPON       FICO      BALANCE     LTV       LOAN     OCCUPIED
-------------------------   --------   ---------------   ------    --------    --------   --------   --------    -----    --------
First                            197    $33,275,029.19    60.24%      8.500%        625   $168,909      84.24%   49.36%      90.28%
Second                           310     21,958,093.81    39.76      11.505         678     70,833      98.90    42.31       98.84
                            --------   ---------------   ------    --------    --------   --------   --------    -----    --------
TOTAL                            507    $55,233,123.00   100.00%      9.695%        646   $108,941      90.06%   46.56%      93.68%
                            ========   ===============   ======    ========    ========   ========   ========    =====    ========

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Oct-02                                      Oct-06
               7.7829                                      12.5706
               7.7857                                      11.5181
               7.7839                                      12.1688

               Nov-02                                      Nov-06
               8.0469                                      12.1637
               8.0522                                      11.1441
               8.0489                                      11.7743

               Dec-02                                      Dec-06
               8.0512                                      12.5678
               8.0588                                      11.5136
               8.0540                                      12.1650

               Jan-03                                      Jan-07
               7.5518                                      11.4287
               7.5610                                      10.4646
               7.5552                                      11.0602

               Feb-03                                      Feb-07
               8.0590                                      13.0574
               8.0707                                      11.9131
               8.0634                                      12.6199

               Mar-03                                      Mar-07
               8.6384                                      14.3140
               8.6528                                      12.9697
               8.6438                                      13.7998

               Apr-03                                      Apr-07
               7.5615                                      12.9270
               7.5757                                      11.7127
               7.5668                                      12.4624

               May-03                                      May-07
               8.3467                                      12.9253
               8.3637                                      11.7097
               8.3531                                      12.4600

               Jun-03                                      Jun-07
               7.8106                                      13.3543
               7.8277                                      12.0969
               7.8170                                      12.8729

               Jul-03                                      Jul-07
               7.8127                                      13.3551
               7.8308                                      12.0937
               7.8195                                      12.8720

               Aug-03                                      Aug-07
               8.0749                                      12.9426
               8.0944                                      11.7042
               8.0822                                      12.4681

               Sep-03                                      Sep-07
               7.3421                                      12.9435
               7.3604                                      11.7213
               7.3490                                      12.4751

               Oct-03                                      Oct-07
               8.6543                                      12.5374
               8.6763                                      11.3521
               8.6626                                      12.0829

               Nov-03                                      Nov-07
               7.8178                                      13.8324
               7.8381                                      12.5232
               7.8254                                      13.3303

               Dec-03                                      Dec-07
               7.5744                                      13.3696
               7.5945                                      12.1026
               7.5820                                      12.8834

               Jan-04                                      Jan-08
               8.3591                                      12.1525
               8.3817                                      10.9995
               8.3676                                      11.7100

               Feb-04                                      Feb-08
               7.8208                                      13.8268
               7.8424                                      12.5135
               7.8289                                      13.3226

               Mar-04                                      Mar-08
               7.8218                                      13.8250
               7.8438                                      12.5103
               7.8301                                      13.3200

               Apr-04                                      Apr-08
               8.3623                                      12.5272
               8.3988                                      11.3345
               8.3761                                      12.0689

               May-04                                      May-08
               8.0846                                      13.8212
               8.1203                                      12.5038
               8.0981                                      13.3149

               Jun-04                                      Jun-08
               7.5803                                      12.9278
               7.6149                                      11.6941
               7.5934                                      12.4534

               Jul-04                                      Jul-08
               8.3656                                      12.9260
               8.4042                                      11.6911
               8.3802                                      12.4510

               Aug-04                                      Aug-08
               7.8423                                      13.3551
               7.8634                                      12.0777
               7.8503                                      12.8636

               Sep-04                                      Sep-08
               8.9518                                      12.1394
               8.6968                                      10.9769
               8.8554                                      11.6919

               Oct-04                                      Oct-08
               9.2506                                      14.3052
               8.9959                                      12.9338
               9.1542                                      13.7771

               Nov-04                                      Nov-08
               8.4100                                      12.9190
               8.1784                                      11.6791
               8.3223                                      12.4415

               Dec-04                                      Dec-08
               9.9121                                      12.5136
               9.6398                                      11.3112
               9.8090                                      12.0504

               Jan-05                                      Jan-09
               8.9533                                      13.8063
               8.7072                                      12.4782
               8.8601                                      13.2944

               Feb-05                                      Feb-09
               8.4206                                      12.9138
               8.1798                                      11.6702
               8.3294                                      12.4343

               Mar-05                                      Mar-09
               11.1381                                     14.2955
               10.6311                                     12.9172
               10.9459                                     13.7639

               Apr-05                                      Apr-09
               10.0242                                     12.9104
               9.5765                                      11.6642
               9.8544                                      12.4296

               May-05                                      May-09
               10.0242                                     13.3389
               9.5762                                      12.0499
               9.8542                                      12.8414

               Jun-05                                      Jun-09
               9.7008                                      12.1247
               9.2675                                      10.9517
               9.5363                                      11.6718

               Jul-05                                      Jul-09
               10.0398                                     14.2879
               9.5761                                      12.9041
               9.8637                                      13.7534

               Aug-05                                      Aug-09
               9.2530                                      12.9034
               8.7260                                      11.6523
               9.0529                                      12.4201

               Sep-05                                      Sep-09
               11.3256                                     12.4985
               10.6475                                     11.2853
               11.0679                                     12.0297

               Oct-05                                      Oct-09
               10.9475                                     13.7897
               10.3001                                     12.4496
               10.7014                                     13.2716

               Nov-05                                      Nov-09
               10.2627                                     12.8983
               9.6552                                      11.6435
               10.0317                                     12.4130

               Dec-05                                      Dec-09
               11.3238                                     12.8966
               10.6533                                     11.6406
               11.0687                                     12.4106

               Jan-06                                      Jan-10
               10.5977                                     13.3247
               9.9649                                      12.0255
               10.3568                                     12.8219

               Feb-06                                      Feb-10
               10.3157                                     12.1117
               9.6594                                      10.9295
               10.0658                                     11.6540

               Mar-06                                      Mar-10
               13.0696                                     14.2726
               12.1183                                     12.8780
               12.7073                                     13.7325

               Apr-06                                      Apr-10
               11.3822                                     13.7787
               10.5613                                     12.4308
               11.0695                                     13.2565

               May-06                                      May-10
               11.0256                                     13.3176
               10.2295                                     12.0134
               10.7222                                     12.8122

               Jun-06                                      Jun-10
               12.1651                                     12.4836
               11.2862                                     11.2598
               11.8301                                     12.0091

               Jul-06                                      Jul-10
               11.7638                                     13.7732
               10.9082                                     12.4215
               11.4375                                     13.2490

               Aug-06                                      Aug-10
               11.0772                                     12.8829
               10.2317                                     11.6172
               10.7546                                     12.3918

               Sep-06                                      Sep-10
               12.5720                                     12.8812
               11.5121                                     11.6143
               12.1675                                     12.3895

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Oct-10                                      Sep-15
               13.3088                                     12.3869
               11.9984                                     11.0930
               12.8001                                     11.8747

               Nov-10                                      Oct-15
               12.0973                                     13.6668
               10.9049                                     12.2379
               11.6343                                     13.1010

               Dec-10                                      Nov-15
               14.2557                                     12.7837
               12.8490                                     11.4458
               13.7092                                     12.2538

               Jan-11                                      Dec-15
               12.8744                                     12.7823
               11.6027                                     11.4434
               12.3802                                     12.2518

               Feb-11                                      Jan-16
               12.0926                                     13.2069
               10.8968                                     11.8222
               11.6277                                     12.6581

               Mar-11                                      Feb-16
               14.7779                                     12.0050
               13.3150                                     10.7452
               14.2090                                     11.5055

               Apr-11                                      Mar-16
               13.2984                                     14.1472
               11.9806                                     12.6612
               12.7857                                     13.5579

               May-11                                      Apr-16
               13.2966                                     13.2026
               11.9776                                     11.8146
               12.7833                                     12.6520

               Jun-11                                      May-16
               12.8660                                     13.2012
               11.5884                                     11.8121
               12.3687                                     12.6500

               Jul-11                                      Jun-16
               13.2932                                     12.7740
               11.9717                                     11.4286
               12.7786                                     12.2400

               Aug-11                                      Jul-16
               12.0832                                     13.1985
               10.8807                                     11.8071
               11.6147                                     12.6460

               Sep-11                                      Aug-16
               13.7480                                     11.9973
               12.3784                                     10.7314
               13.2143                                     11.4946

               Oct-11                                      Sep-16
               13.2880                                     13.6507
               11.9629                                     12.2091
               12.7715                                     13.0780

               Nov-11                                      Oct-16
               12.4559                                     13.1944
               11.2125                                     11.7996
               11.9711                                     12.6401

               Dec-11                                      Nov-16
               13.7427                                     12.3684
               12.3694                                     11.0598
               13.2070                                     11.8482

               Jan-12                                      Dec-16
               12.8544                                     13.6466
               11.5685                                     12.2014
               12.3527                                     13.0719

               Feb-12                                      Jan-17
               12.4511                                     12.7648
               11.2043                                     11.4118
               11.9644                                     12.2267

               Mar-12                                      Feb-17
               14.2281                                     12.3647
               12.8018                                     11.0529
               13.6711                                     11.8428

               Apr-12                                      Mar-17
               12.8495                                     14.6530
               11.5601                                     13.0971
               12.3459                                     14.0337

               May-12                                      Apr-17
               12.8479                                     12.7610
               11.5573                                     11.4048
               12.3436                                     12.2211

               Jun-12                                      May-17
               13.2744                                     12.3610
               11.9396                                     11.0462
               12.7527                                     11.8374

               Jul-12                                      Jun-17
               13.2728                                     13.6385
               11.9368                                     12.1864
               12.7504                                     13.0600

               Aug-12                                      Jul-17
               12.8430                                     13.1826
               11.5489                                     11.7778
               12.3369                                     12.6228

               Sep-12                                      Aug-17
               12.8414                                     12.3587
               11.5462                                     11.0395
               12.3346                                     11.8321

               Oct-12                                      Sep-17
               12.4385                                     13.3677
               11.1827                                     11.9613
               11.9470                                     12.8329

               Nov-12                                      Oct-17
               13.7235                                     13.3664
               12.3365                                     11.9585
               13.1805                                     12.8309

               Dec-12                                      Nov-17
               13.2644                                     12.9339
               11.9225                                     11.5701
               12.7389                                     12.4150

               Jan-13                                      Dec-17
               12.0571                                     13.3637
               10.8360                                     11.9531
               11.5787                                     12.8268

               Feb-13                                      Jan-18
               13.7184                                     12.1476
               12.3277                                     10.8639
               13.1734                                     11.6589

               Mar-13                                      Feb-18
               14.2066                                     13.8218
               12.7650                                     12.3596
               13.6414                                     13.2650

               Apr-13                                      Mar-18
               12.0526                                     14.3140
               10.8283                                     12.7981
               11.5725                                     13.7366

               May-13                                      Apr-18
               14.2031                                     12.9275
               12.7589                                     11.5570
               13.6366                                     12.4054

               Jun-13                                      May-18
               12.8270                                     12.9262
               11.5215                                     11.5544
               12.3147                                     12.4034

               Jul-13                                      Jun-18
               12.4246                                     13.3558
               11.1588                                     11.9369
               11.9277                                     12.8149

               Aug-13                                      Jul-18
               13.7083                                     13.3545
               12.3103                                     11.9342
               13.1593                                     12.8130

               Sep-13                                      Aug-18
               12.8223                                     12.9225
               11.5134                                     11.5467
               12.3081                                     12.3978

               Oct-13                                      Sep-18
               12.8207                                     12.9212
               11.5107                                     11.5441
               12.3060                                     12.3959

               Nov-13                                      Oct-18
               13.2465                                     12.5162
               11.8916                                     11.1809
               12.7139                                     12.0067

               Dec-13                                      Nov-18
               13.2449                                     13.8097
               11.8888                                     12.3349
               12.7117                                     13.2468

               Jan-14                                      Dec-18
               12.4156                                     13.3481
               11.1432                                     11.9211
               11.9151                                     12.8033

               Feb-14                                      Jan-19
               13.2417                                     12.1335
               11.8833                                     10.8350
               12.7073                                     11.6376

               Mar-14                                      Feb-19
               14.1858                                     13.8058
               12.7292                                     12.3268
               13.6125                                     13.2409

               Apr-14                                      Mar-19
               12.4111                                     14.2976
               11.1355                                     12.7643
               11.9089                                     13.7117

               May-14                                      Apr-19
               13.6934                                     12.1301
               12.2846                                     10.8279
               13.1386                                     11.6325

               Jun-14                                      May-19
               12.8085                                     14.2949
               11.4894                                     12.7588
               12.2888                                     13.7077

               Jul-14                                      Jun-19
               12.8069                                     12.9104
               11.4868                                     11.5216
               12.2867                                     12.3793

               Aug-14                                      Jul-19
               13.2323                                     12.5058
               11.8670                                     11.1591
               12.6941                                     11.9907

               Sep-14                                      Aug-19
               12.0279                                     13.7982
               10.7857                                     12.3109
               11.5381                                     13.2292

               Oct-14                                      Sep-19
               14.1741                                     12.9069
               12.7088                                     11.5142
               13.5961                                     12.3740

               Nov-14                                      Oct-19
               12.8010                                     12.9057
               11.4764                                     11.5118
               12.2783                                     12.3722

               Dec-14                                      Nov-19
               12.3995                                     13.3347
               11.1152                                     11.8930
               11.8926                                     12.7828

               Jan-15                                      Dec-19
               13.6806                                     13.3336
               12.2623                                     11.8905
               13.1206                                     12.7810

               Feb-15                                      Jan-20
               12.7965                                     12.4991
               11.4686                                     11.1451
               12.2721                                     11.9805

               Mar-15                                      Feb-20
               14.1660                                     13.3312
               12.6946                                     11.8856
               13.5847                                     12.7774

               Apr-15                                      Mar-20
               12.7936                                     13.7897
               11.4635                                     12.2930
               12.2680                                     13.2161

               May-15                                      Apr-20
               13.2186                                     12.8990
               11.8430                                     11.4975
               12.6748                                     12.3618

               Jun-15                                      May-20
               12.0155                                     13.3278
               10.7640                                     11.8783
               11.5206                                     12.7720

               Jul-15                                      Jun-20
               14.1596                                     12.1152
               12.6833                                     10.7963
               13.5756                                     11.6094

               Aug-15                                      Jul-20
               12.7879                                     14.2774
               11.4534                                     12.7216
               12.2598                                     13.6806

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Aug-20                                      Jul-25
               12.8947                                     12.8505
               11.4882                                     11.3815
               12.3550                                     12.2803

               Sep-20                                      Aug-25
               12.4907                                     13.2785
               11.1270                                     11.7600
               11.9673                                     12.6889

               Oct-20                                      Sep-25
               13.7817                                     12.0713
               12.2756                                     10.6898
               13.2035                                     11.5348

               Nov-20                                      Oct-25
               12.8915                                     14.2265
               11.4814                                     12.5977
               12.3500                                     13.5940

               Dec-20                                      Nov-25
               12.8905                                     12.8496
               11.4791                                     11.3776
               12.3484                                     12.2779

               Jan-21                                      Dec-25
               13.3191                                     12.4478
               11.8594                                     11.0213
               12.7583                                     11.8937

               Feb-21                                      Jan-26
               12.1073                                     13.7354
               10.7792                                     12.1603
               11.5970                                     13.1235

               Mar-21                                      Feb-26
               14.2683                                     12.8492
               12.7016                                     11.3749
               13.6661                                     12.2764

               Apr-21                                      Mar-26
               13.7752                                     14.2260
               12.2612                                     12.5927
               13.1932                                     13.5913

               May-21                                      Apr-26
               13.3150                                     12.8491
               11.8502                                     11.3735
               12.7518                                     12.2756

               Jun-21                                      May-26
               12.4819                                     13.2774
               11.1075                                     11.7519
               11.9533                                     12.6844

               Jul-21                                      Jun-26
               13.7721                                     12.0705
               12.2543                                     10.6829
               13.1881                                     11.5310

               Aug-21                                      Jul-26
               12.8826                                     14.2260
               11.4615                                     12.5898
               12.3358                                     13.5899

               Sep-21                                      Aug-26
               12.8817                                     12.8494
               11.4593                                     11.3707
               12.3342                                     12.2745

               Oct-21                                      Sep-26
               13.3101                                     12.4480
               11.8391                                     11.0149
               12.7438                                     11.8908

               Nov-21                                      Oct-26
               12.0992                                     13.7359
               10.7609                                     12.1540
               11.5839                                     13.1207

               Dec-21                                      Nov-26
               14.2588                                     12.8499
               12.6801                                     11.3696
               13.6508                                     12.2742

               Jan-22                                      Dec-26
               12.8780                                     12.8501
               11.4510                                     11.3693
               12.3283                                     12.2741

               Feb-22                                      Jan-27
               12.0967                                     13.2788
               10.7550                                     11.7479
               11.5797                                     12.6833

               Mar-22                                      Feb-27
               14.7838                                     12.0720
               13.1427                                     10.6799
               14.1513                                     11.5304

               Apr-22                                      Mar-27
               13.3046                                     14.2284
               11.8263                                     12.5862
               12.7348                                     13.5895

               May-22                                      Apr-27
               13.3037                                     13.7379
               11.8243                                     12.1524
               12.7333                                     13.1212

               Jun-22                                      May-27
               12.8737                                     13.2808
               11.4408                                     11.7471
               12.3211                                     12.6841

               Jul-22                                      Jun-27
               13.3020                                     12.4513
               11.8201                                     11.0129
               12.7304                                     11.8917

               Aug-22                                      Jul-27
               12.0920                                     13.7401
               10.7437                                     12.1531
               11.5718                                     13.1224

               Sep-22                                      Aug-27
               13.7589                                     12.8544
               12.2236                                     11.3688
               13.1664                                     12.2761

               Oct-22                                      Sep-27
               13.2994                                     12.8549
               11.8141                                     11.3691
               12.7261                                     12.2767

               Nov-22                                      Oct-27
               12.4673                                     13.2844
               11.0739                                     11.7480
               11.9294                                     12.6866

               Dec-22                                      Nov-27
               13.7562                                     12.0777
               12.2175                                     10.6808
               13.1620                                     11.5340

               Jan-23                                      Dec-27
               12.8679                                     14.2352
               11.4274                                     12.5895
               12.3115                                     13.5945

               Feb-23                                      Jan-28
               12.4649                                     12.8588
               11.0685                                     11.3713
               11.9255                                     12.2799

               Mar-23                                      Feb-28
               14.7723                                     12.0805
               13.1161                                     10.6831
               14.1324                                     11.5366

               Apr-23                                      Mar-28
               12.8655                                     14.7665
               11.4219                                     13.0578
               12.3076                                     14.1015

               May-23                                      Apr-28
               12.4627                                     12.8626
               11.0631                                     11.3742
               11.9217                                     12.2831

               Jun-23                                      May-28
               13.7511                                     12.4617
               12.2058                                     11.0199
               13.1537                                     11.9006

               Jul-23                                      Jun-28
               13.2920                                     13.7522
               11.7971                                     12.1610
               12.7139                                     13.1332

               Aug-23                                      Jul-28
               12.4605                                     13.2958
               11.0581                                     11.7575
               11.9181                                     12.6972

               Sep-23                                      Aug-28
               13.2905                                     12.4667
               11.7935                                     11.0239
               12.7114                                     11.9053

               Oct-23                                      Sep-28
               13.2897                                     13.2994
               11.7918                                     11.7613
               12.7102                                     12.7007

               Nov-23                                      Oct-28
               12.8604                                     13.3017
               11.4098                                     11.7634
               12.2990                                     12.7029

               Dec-23                                      Nov-28
               13.2884                                     12.8745
               11.7883                                     11.3860
               12.7078                                     12.2951

               Jan-24                                      Dec-28
               12.0797                                     13.3065
               10.7152                                     11.7673
               11.5515                                     12.7074

               Feb-24                                      Jan-29
               13.7452                                     12.0988
               12.1913                                     10.7009
               13.1436                                     11.5548

               Mar-24                                      Feb-29
               13.7445                                     13.7696
               12.1896                                     12.1787
               13.1424                                     13.1513

               Apr-24                                      Mar-29
               12.0780                                     14.2645
               10.7107                                     12.6181
               11.5484                                     13.6244

               May-24                                      Apr-29
               14.2341                                     12.8875
               12.6216                                     11.4000
               13.6095                                     12.3088

               Jun-24                                      May-29
               12.8560                                     12.8900
               11.3986                                     11.4024
               12.2914                                     12.3122

               Jul-24                                      Jun-29
               12.4537                                     13.3235
               11.0410                                     11.7872
               11.9063                                     12.7265

               Aug-24                                      Jul-29
               13.7415                                     13.3278
               12.1816                                     11.7915
               13.1370                                     12.7305

               Sep-24                                      Aug-29
               12.8544                                     12.9001
               11.3943                                     11.4153
               12.2884                                     12.3244

               Oct-24                                      Sep-29
               12.8540                                     12.9050
               11.3928                                     11.4215
               12.2875                                     12.3290

               Nov-24                                      Oct-29
               13.2820                                     12.5058
               11.7712                                     11.0694
               12.6962                                     11.9482

               Dec-24                                      Nov-29
               13.2814                                     13.8050
               11.7698                                     12.2206
               12.6953                                     13.1902

               Jan-25                                      Dec-29
               12.4510                                     13.3490
               11.0329                                     11.8189
               11.9009                                     12.7561

               Feb-25                                      Jan-30
               13.2805                                     12.1407
               11.7673                                     10.7517
               12.6935                                     11.6027

               Mar-25                                      Feb-30
               14.2287                                     13.8217
               12.6063                                     12.2426
               13.5993                                     13.2104

               Apr-25                                      Mar-30
               12.4498                                     14.3234
               11.0293                                     12.6905
               11.8986                                     13.6901

               May-25                                      Apr-30
               13.7373                                     12.1600
               12.1691                                     10.7745
               13.1287                                     11.6236

               Jun-25                                      May-30
               12.8508                                     14.3387
               11.3827                                     12.7086
               12.2809                                     13.7089

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Jun-30                                      Aug-31
               12.9606                                     13.5752
               11.4909                                     12.3045
               12.3915                                     13.0995

               Jul-30                                      Sep-31
               12.5634                                     12.3669
               11.1433                                     11.2602
               12.0148                                     11.9607

               Aug-30                                      Oct-31
               13.8681                                     14.5793
               12.3121                                     13.3876
               13.2677                                     14.1413

               Sep-30                                      Nov-31
               12.9798                                     13.1614
               11.5318                                     12.2165
               12.4218                                     12.8229

               Oct-30                                      Dec-31
               12.9874                                     12.7438
               11.5485                                     12.0097
               12.4338                                     12.4868

               Nov-30                                      Jan-32
               13.4289                                     14.0595
               11.9518                                     13.3269
               12.8615                                     13.7930

               Dec-30                                      Feb-32
               13.4373                                     13.1408
               11.9690                                     12.5348
               12.8757                                     12.9245

               Jan-31                                      Mar-32
               12.6083                                     13.1293
               11.2470                                     12.6446
               12.0875                                     12.9551

               Feb-31                                      Apr-32
               13.4582                                     14.0126
               12.0190                                     13.4782
               12.9120                                     13.8268

               Mar-31                                      May-32
               14.4366                                     13.5115
               12.9131                                     13.0200
               13.8568                                     13.3236

               Apr-31                                      Jun-32
               12.6450                                     12.5985
               11.3313                                     12.1121
               12.1466                                     12.4206

               May-31                                      Jul-32
               13.9696                                     13.6599
               12.5420                                     13.1617
               13.4320                                     13.5019

               Jun-31                                      Aug-32
               13.0875                                     10.4766
               11.7846                                     11.2668
               12.5971                                     10.7353

               Jul-31
               13.1097
               11.8396
               12.6341

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